UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07239

Name of Registrant:	Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Strategic Equity Fund

March 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

5	ADVISOR'S REPORT

8	FUND PROFILE

9	GLOSSARY OF INVESTMENT TERMS

10	PERFORMANCE SUMMARY

11	FINANCIAL STATEMENTS

23	ABOUT YOUR FUND'S EXPENSES

24	ADVISORY AGREEMENT

25	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	During the six months ended March 31, 2005, Vanguard Strategic Equity Fund posted a 12.3% return.

•	The fund’s half-year return outpaced those of its average peer fund and, by a wider margin, the broad U.S. stock market, but matched the result of its benchmark index.

•	The fund earned particularly good returns in the “other energy,” consumer discretionary, and health care sectors. Stock selection boosted returns in the health care sector, but the fund didn’t fare as well in financial services and technology.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

For the fiscal half-year ended March 31, 2005, Vanguard Strategic Equity Fund earned a 12.3% return, matching its benchmark index. The fund’s return compared favorably with the 10.6% return of the average competing fund, and was 4.6 percentage points higher than the 7.7% return earned by the broad U.S. stock market. During the period, stocks of smaller firms continued to outperform the stocks of larger companies.

Total Returns	Six Months Ended March 31, 2005

Vanguard Strategic Equity Fund	12.3%
MSCI US Small + Mid Cap 2200 Index	12.3
Average Mid-Cap Core Fund*	10.6
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

The adjacent table shows the total returns (capital change plus reinvested distributions) for the fund, the benchmark MSCI US Small + Mid Cap 2200 Index, the average peer fund, and the broad U.S. market, as measured by the Dow Jones Wilshire 5000 Composite Index. For information on the fund’s share price at the start and end of the period and per-share distributions, please refer to the table on page 4.

STOCKS FALTER AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth. But the period presented a twofold tale: a post-election surge in stocks through the end of 2004, followed by a weakening stock market in 2005. During the period, investors continued to worry about signs of rising inflation and sharply increased prices for commodities, particularly oil and other energy products.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now

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familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small- and mid-cap stocks have far outdistanced their large-cap counterparts, and value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which bene-fited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer		Total Returns Periods Ended March 31, 2005
		Six Months	One Year	Five Years*

Stocks	Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
	Russell 2000 Index (Small-caps)	8.0	5.4	4.0
	Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	15.8	16.1	-0.1

Bonds
	Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
	(Broad taxable market)
	Lehman Municipal Bond Index	1.2	2.7	6.6
	Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
	Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5% during the period. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

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YOUR FUND EARNED SOLID RETURNS

The six-month return of 12.3% for the Strategic Equity Fund was strong in absolute terms, when compared with the broad U.S. stock market. However, the fund succeeded only in matching its benchmark, the MSCI US Small + Mid Cap 2200 Index.

Because your fund's investment advisor, Vanguard Quantitative Equity Group, keeps the fund "sector neutral"-that is, the fund's sector weightings do not stray too far from those of the index-any difference in relative performance results from the advisor's stock selections. And during this period, favorable stock selections merely matched some underperforming holdings. As a result, the fund did not outperform the index.

Annualized Expense Ratios:
Your fund compared with its peer group

	Fund	Average Mid-Cap Core Fund

Strategic Equity Fund	0.43%	1.54%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

In absolute terms, the fund enjoyed broad-based gains across most sectors. Energy stocks were especially strong, reflecting persistently high oil prices. Consumer discretionary stocks also produced strong returns, with sharp advances from such firms as J.C. Penney. The small- and mid-cap health care sector delivered strong returns—an interesting contrast with large-cap health care stocks, which were depressed by weak returns from the pharmaceutical giants.

While the fund logged superior returns in a majority of the industry sectors—in many cases substantially outpacing the index—it lagged the benchmark in two of the larger sectors, financial services and technology, which offset its strong stock selection elsewhere.

A LONG-TERM PERSPECTIVE IS KEY

Over any six-month period, it can be difficult to distinguish between short-term market “noise” and the signals of larger trends shaping the investing environment. This semiannual report on the markets and your fund is designed only to help illuminate what has driven recent past performance; as always, we urge investors to avoid sudden changes to their carefully considered portfolios.

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Whatever the market environment, the keys to long-term success continue to be balance, diversification, and low costs. By sticking with a portfolio balanced among money market, bond, and stock funds that are appropriate for your time horizon and tolerance for risk, you enhance your ability to meet long-term financial goals no matter what occurs.

No one can predict the financial markets, let alone the performance of any one fund, but the advisor’s proven skill, combined with Vanguard’s low costs, give us confidence that the Strategic Equity Fund can continue to log excellent long-term returns relative to its benchmark.

Thank you for entrusting your assets to Vanguard.

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 12, 2005

Your Fund's Performance at a Glance			September 30, 2004-March 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Strategic Equity Fund	$19.70	$21.03	$0.14	$0.96

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ADVISOR’S REPORT

During the six-month period ended March 31, 2005, the U.S. stock market found itself in a tug-of-war debating the future course of economic growth and corporate profits. The first three months of the fund’s fiscal year saw a lot of support for the upbeat “growth without inflation” scenario as robust economic growth, falling oil prices, and a clear conclusion to the U.S. presidential election provided support to the equity market. Over those months, small- and mid-capitalization U.S. stocks rose more than 14%. Then, however, a surge in commodity prices—led by record-high oil prices topping $55 per barrel—and higher interest rates raised concerns about inflation that dampened the market’s enthusiasm. In the January–March period, small- and mid-cap stocks fell about 2%.

Overall, our benchmark of those stocks—the MSCI US Small + Mid Cap 2200 Index—rose more than 12% in the semiannual period, which is well above historical averages for half a year. The Strategic Equity Fund’s return exactly matched that of the benchmark. In fact, as our past reports to you have shown, the fund’s returns have been very close to those of the benchmark in each six-month reporting period over the last 2 1/2 years. This pattern is unexpected; over such short periods, there are often pronounced differences in returns between an actively managed fund like Strategic Equity and the market. Even so, we continue to aggressively apply our active approach. Strategic Equity remains an actively managed fund that attempts to outperform its investment universe over time. As a result, there will be periods in which the fund performs substantially differently (both positively and negatively) from the small- and mid-cap segments of the U.S. stock market.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by using quantitative models to identify mid-and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the advisor believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.

OUR INVESTMENT APPROACH

Our investment approach consists of two primary elements: stock selection and risk control. The stock-selection framework is designed to

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produce returns above those of the benchmark by identifying companies whose current earnings-growth prospects can be purchased in the marketplace at a better value than their peers. We analyze the available opportunities in a quantitative fashion by letting computers apply our investment models to thousands of securities. We thereby can assess many more stocks than a traditional analyst could follow while avoiding an individual analyst’s qualitative biases. We then build our portfolios using a risk-control framework that tries to ensure consistency of the relative return patterns while providing broad diversification among mid- and small-capitalization stocks.

Over the first six months of the 2005 fiscal year, our stock-selection models generally performed well, but we were not able to capture excess returns because we had a few more outsized losers than big winners within our portfolio. Our stock selection fared worst in the banking and capital goods industries. Among banking stocks, the fund’s results were hurt most by a significant holding in Doral Financial (–47% for the six-month period), which plummeted amid worries about its mortgage-lending business. Within the capital goods industry, our stock-selection models just didn’t do well across the board. Other notable shortfalls included not holding Apple Computer (+73% before leaving the fund’s benchmark at the end of November) and maintaining an overweighted position in semiconductor-concern Cree (–29%). On a more positive note, our energy and health-care services picks performed extremely well, especially Sunoco (+41%), Coventry Health Care (+28%), and Sierra Health (+33%). In all three stocks, the fund’s holdings were overweighted in comparison with the benchmark while the stocks substantially outperformed their industry peers.

Our risk-control framework accounts for investment factors that we believe affect the short-term volatility of stock returns but do not offer higher expected returns over time. Two of the factors that we neutralize relative to our small- and mid-cap benchmark are market capitalization and industry-group weightings. In particular, we do not want our stock selection results to be swamped by the effects of an industry-sector judgment. That would be especially likely to occur during periods of substantial differences in industry returns, which we experienced during the fund’s semiannual period. Over the fiscal half-year, three groups produced negative returns—automobiles and components (–15%), pharmaceuticals (–6%), and banks (–0.4%)—while three other groups

6

posted returns above 20%, led by energy stocks (+26%). Our research suggests that trying to “time” these industry return differences is fraught with risk that is not rewarded with additional long-term excess return.

THE FUND’S POSITIONING

Our positioning of the Strategic Equity Fund remains consistent. We purchase stocks that are attractively ranked by our quantitative models while maintaining a risk profile similar to that of the broad small- and mid-cap stock universe. We reposition our portfolio over time to ensure the appropriate mix of stocks that offer attractive valuation, strong earnings-growth potential, and overall marketplace acceptance.

As Strategic Equity approaches its ten-year anniversary in August 2005, we thank you for your continued investment and support.

Joel M. Dickson, PRINCIPAL

George U. Sauter, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR

VANGUARD QUANTITATIVE EQUITY GROUP

APRIL 15, 2005

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FUND PROFILES
As of 3/31/2005	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

STRATEGIC EQUITY FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	446	2,187	4,959
Median Market Cap	$3.0B	$3.4B	$26.7B
Price/Earnings Ratio	16.0x	21.4x	21.6x
Price/Book Ratio	2.4x	2.4x	2.7x
Yield	0.8%	1.3%	1.6%
Return on Equity	12.8%	13.5%	15.6%
Earnings Growth Rate	15.0%	12.1%	8.5%
Foreign Holdings	0.3%	0.0%	1.1%
Turnover Rate	69%†	—	—
Expense Ratio	0.43%†	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Fund	Spliced Index††	Fund	Broad Index**
R-Squared	0.97	1.00	0.84	1.00
Beta	0.88	1.00	0.90	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	3%	3%	3%
Consumer Discretionary	19	19	16
Consumer Staples	2	2	7
Financial Services	23	22	22
Health Care	11	10	12
Integrated Oils	0	1	5
Other Energy	7	8	4
Materials & Processing	8	9	4
Producer Durables	7	7	5
Technology	11	11	12
Utilities	7	7	6
Other	2	1	4

  *MSCI Small + Mid Cap 2200 Index.
**Dow Jones Wilshire 5000 Index.
  †Annualized.
†† Russell 2800 Index through May 31, 2003, MSCI Small + Mid Cap 2200 Index thereafter.

Ten Largest Holdings (% of total net assets)

J.C. Penney Co., Inc. (Holding Co.)	1.3%
(retail)

Sunoco, Inc.	1.0
(energy and utilities)

Valero Energy Corp.	1.0
(energy and utilities)

Hilton Hotels Corp.	1.0
(lodging)

Coventry Health Care Inc.	1.0
(health care)

Textron, Inc.	1.0
(conglomerate)

Eaton Corp.	0.9
(manufacturing)

Lincare Holdings, Inc.	0.9
(health care)

SAFECO Corp.	0.9
(insurance)

CIGNA Corp.	0.9
(health care insurance)

Top Ten	9.9%

“Ten Largest Holdings ”excludes any temporary cash investments and equity index products.

Investment Focus

       Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta.   A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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PERFORMANCE SUMMARY
As of 3/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

STRATEGIC EQUITY FUND

Fiscal-Year Total Returns (%) August 14, 1995–March 31, 2005

  *The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.
**Six months ended March 31, 2005.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Strategic Equity Fund	8/14/1995	11.62%	10.36%	12.48%	1.12%	13.60%

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As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Strategic Equity Fund	Shares	Market Value^ (000)

COMMON STOCKS (100.0%)

Auto & Transportation (2.8%)
Overseas Shipholding Group Inc.	371,600	$ 23,377
J.B. Hunt Transport Services, Inc.	479,600	20,992
*Navistar International Corp.	439,200	15,987
Overnite Corp.	339,500	10,861
Arkansas Best Corp.	207,038	7,822
American Axle &
Manufacturing Holdings, Inc.	269,247	6,597
*Tenneco Automotive, Inc.	477,300	5,947
*Laidlaw International Inc.	249,231	5,184
*ExpressJet Holdings, Inc.	397,000	4,530
Winnebago Industries, Inc.	133,700	4,225
*Mesa Air Group Inc.	533,244	3,733
BorgWarner, Inc.	65,000	3,164
Wabash National Corp.	116,700	2,847
Modine Manufacturing Co.	26,100	766
Bandag, Inc.	12,200	573

		116,605

Consumer Discretionary (19.3%)
J.C. Penney Co., Inc.
(Holding Co.)	1,004,400	52,148
Hilton Hotels Corp.	1,807,900	40,407
*MGM Mirage, Inc.	470,500	33,321
Knight Ridder	493,100	33,161
Starwood Hotels & Resorts
Worldwide, Inc.	545,100	32,722
*Timberland Co.	441,100	31,287
American Eagle Outfitters, Inc.	942,572	27,853
*Liberty Media International Inc.
Class A	591,465	25,871
*InfoSpace, Inc.	630,000	25,723
RadioShack Corp.	1,023,900	25,086
*Barnes & Noble, Inc.	607,600	20,956
American Greetings Corp.
Class A	776,700	19,790
The Neiman Marcus Group, Inc.
Class A	213,900	19,574
VF Corp.	321,500	19,014

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Strategic Equity Fund	Shares	Market Value^ (000)

*Getty Images, Inc.	267,000	$ 18,986
Republic Services, Inc. Class A	525,600	17,597
Darden Restaurants Inc.	562,700	17,264
Adesa, Inc.	621,300	14,514
*Activision, Inc.	877,878	12,993
Polo Ralph Lauren Corp.	332,000	12,882
*Men's Wearhouse, Inc.	305,100	12,878
*Korn/Ferry International	615,500	11,713
*Monster Worldwide Inc.	401,043	11,249
Finish Line, Inc.	480,108	11,115
*Global Imaging Systems, Inc.	305,291	10,826
*Advance Auto Parts, Inc.	210,252	10,607
Borders Group, Inc.	379,500	10,102
*Education Management Corp.	340,189	9,508
Meredith Corp.	189,600	8,864
*Lamar Advertising Co. Class A	201,179	8,106
*United Stationers, Inc.	169,300	7,661
New York Times Co. Class A	204,000	7,462
*Heidrick & Struggles
International, Inc.	189,900	6,983
*Central Garden and Pet Co.	157,200	6,895
*Rent-A-Center, Inc.	243,232	6,643
*GameStop Corp.	292,700	6,486
*Jack in the Box Inc.	173,100	6,422
*GameStop Corp. Class B	283,987	6,333
*Service Corp. International	840,600	6,288
The McClatchy Co. Class A	84,200	6,244
*AutoNation, Inc.	319,300	6,048
*JAKKS Pacific, Inc.	278,100	5,971
*Earthlink, Inc.	654,069	5,887
Wolverine World Wide, Inc.	258,450	5,539
*Caesars Entertainment, Inc.	278,800	5,517
Hearst-Argyle Television Inc.	213,000	5,432
Belo Corp. Class A	224,500	5,419
*ShopKo Stores, Inc.	232,800	5,173
*The Pantry, Inc.	166,100	5,144
*Guess ?, Inc.	358,900	4,917
Hollinger International, Inc.	416,400	4,539
Regal Entertainment Group
Class A	211,500	4,448
*Charming Shoppes, Inc.	538,602	4,379
*Wesco International, Inc.	130,900	3,665
Mandalay Resort Group	47,100	3,320
*Pacific Sunwear of
California, Inc.	118,625	3,319
*Zale Corp.	107,600	3,198
*MPS Group, Inc.	291,000	3,058
Boyd Gaming Corp.	58,300	3,040
*Teletech Holdings Inc.	228,300	2,950
Pre-Paid Legal Services, Inc.	86,905	2,941
Nu Skin Enterprises, Inc.	111,100	2,501
The Stanley Works	53,400	2,417
*Consolidated Graphics, Inc.	44,600	2,346
The Toro Co.	26,300	2,328
*Genesco, Inc.	66,100	1,879
*United Online, Inc.	148,068	1,550
*Skechers U.S.A., Inc.	91,300	1,413
*Citadel Broadcasting Corp.	102,500	1,407
ServiceMaster Co.	96,500	1,303
Cato Corp. Class A	38,900	1,255
*Stewart Enterprises, Inc.
Class A	157,600	969
*DreamWorks
Animation SKG, Inc.	23,200	944
*BJ's Wholesale Club, Inc.	26,700	829
UniFirst Corp.	20,200	806
*West Corp.	23,100	739
The Neiman Marcus Group, Inc.
Class B	7,600	686
Burlington Coat Factory
Warehouse Corp.	23,300	669
Speedway Motorsports, Inc.	18,300	653
Orient-Express Hotel Ltd.	24,800	647
Handleman Co.	32,300	612
*Tech Data Corp.	11,200	415
*Pegasus Solutions Inc.	27,900	330

		794,136

Consumer Staples (2.0%)
Tyson Foods, Inc.	1,477,500	24,645
Sanderson Farms, Inc.	321,242	13,881
SuperValu Inc.	403,100	13,443
Carolina Group	231,200	7,653
Pilgrim's Pride Corp.	155,000	5,537
The Pepsi Bottling Group, Inc.	178,400	4,968
Ruddick Corp.	177,500	4,109
*Smithfield Foods, Inc.	117,300	3,701
Vector Group Ltd.	155,400	2,390
PepsiAmericas, Inc.	86,627	1,963

		82,290

Financial Services (22.8%)
Banks-Outside New York City (4.0%)
Huntington Bancshares Inc.	1,123,801	26,859
Doral Financial Corp.	1,061,436	23,235
Bank of Hawaii Corp.	443,786	20,086
City National Corp.	225,600	15,751
TCF Financial Corp.	485,400	13,179
R & G Financial Corp. Class B	395,600	12,331
Colonial BancGroup, Inc.	533,900	10,956
Compass Bancshares Inc.	227,940	10,348
Hudson United Bancorp	218,900	7,716
Associated Banc-Corp	202,696	6,330
First Horizon National Corp.	126,200	5,148

12

	Shares	Market Value^ (000)

Trustmark Corp.	98,264	$ 2,850
Irwin Financial Corp.	106,000	2,440
United Bankshares, Inc.	70,600	2,340
Zions Bancorp	27,345	1,887
Columbia Banking System, Inc.	41,155	977
TrustCo Bank NY	65,296	750
Amcore Financial, Inc.	19,100	540
City Holding Co.	16,465	486
Glacier Bancorp, Inc.	15,000	458
West Coast Bancorp	15,800	376
Independent Bank Corp. (MA)	12,800	371

Diversified Financial Services (1.2%)
CIT Group Inc.	944,800	35,902
The Chicago
Mercantile Exchange	31,900	6,190
Leucadia National Corp.	159,900	5,493
F.N.B. Corp.	111,300	2,131

Finance Companies (0.3%)
*Accredited Home
Lenders Holding Co.	313,449	11,356

Finance-Small Loan (0.3%)
*AmeriCredit Corp.	515,800	12,090
*Encore Capital Group, Inc.	86,900	1,264

Financial Data Processing Services (2.1%)
*DST Systems, Inc.	765,300	35,342
Deluxe Corp.	631,500	25,172
Global Payments Inc.	181,700	11,718
John H. Harland Co.	217,800	7,484
*CompuCredit Corp.	131,670	3,505
*CheckFree Corp.	69,810	2,845
Jack Henry & Associates Inc.	80,400	1,446

Financial Information Services (0.0%)
*S1 Corp.	179,605	1,246

Financial Miscellaneous (2.1%)
*Providian Financial Corp.	2,122,700	36,426
First American Corp.	704,821	23,217
LandAmerica Financial
Group, Inc.	155,800	7,795
Fidelity National Financial, Inc.	157,300	5,181
Nationwide Financial
Services, Inc.	136,200	4,890
Stewart Information
Services Corp.	117,800	4,420
Advanta Corp. Class B	101,461	2,334
WFS Financial, Inc.	23,000	992
WSFS Financial Corp.	13,109	689
Federal Agricultural
Mortgage Corp. Class C	17,700	310

Insurance-Life (0.2%)
AmerUs Group Co.	181,400	8,571
Presidential Life Corp.	21,048	343

Insurance-Multiline (2.3%)
SAFECO Corp.	782,514	38,116
CIGNA Corp.	409,700	36,586
*Allmerica Financial Corp.	143,100	5,144
Zenith National Insurance Corp.	87,900	4,558
American Financial Group, Inc.	138,100	4,253
UICI	149,600	3,628
Assured Guaranty Ltd.	56,100	1,007

Insurance-Property-Casualty (1.7%)
Fremont General Corp.	1,026,300	22,568
W.R. Berkley Corp.	270,400	13,412
Endurance Specialty
Holdings Ltd.	268,680	10,167
*Arch Capital Group Ltd.	225,385	9,024
*Ohio Casualty Corp.	261,583	6,011
Axis Capital Holdings Ltd.	82,600	2,234
United Fire & Casualty Co.	57,807	1,956
IPC Holdings Ltd.	43,255	1,699
*Argonaut Group, Inc.	44,600	946
*United America Indemnity, Ltd.	23,000	433

Real Estate Investment Trust (6.3%)
Vornado Realty Trust REIT	197,600	13,688
Avalonbay
Communities, Inc. REIT	194,800	13,030
Plum Creek Timber Co. Inc. REIT	355,300	12,684
Kimco Realty Corp. REIT	223,700	12,057
Boston Properties, Inc. REIT	197,200	11,877
ProLogis REIT	285,700	10,599
Public Storage, Inc. REIT	183,900	10,471
AMB Property Corp. REIT	266,700	10,081
General Growth
Properties Inc. REIT	279,400	9,528
Host Marriott Corp. REIT	570,700	9,451
Apartment Investment &
Management Co. Class A REIT	247,100	9,192
Liberty Property Trust REIT	229,000	8,942
iStar Financial Inc. REIT	211,900	8,726
Developers Diversified
Realty Corp. REIT	206,300	8,200
Duke Realty Corp. REIT	274,200	8,185
The Macerich Co. REIT	147,700	7,869

13

Strategic Equity Fund	Shares	Market Value^ (000)

Catellus Development Corp. REIT	287,400	$ 7,659
Hospitality Properties Trust REIT	184,200	7,438
New Century, Inc. REIT	137,092	6,419
Camden Property Trust REIT	134,800	6,340
Archstone-Smith Trust REIT	182,300	6,218
Mack-Cali Realty Corp. REIT	144,300	6,111
Health Care Properties
Investors REIT	245,900	5,771
New Plan Excel Realty
Trust REIT	227,400	5,710
Entertainment Properties
Trust REIT	133,100	5,514
Impac Mortgage
Holdings, Inc. REIT	280,300	5,376
HRPT Properties Trust REIT	441,500	5,258
Ventas, Inc. REIT	161,900	4,041
Alexandria Real Estate
Equities, Inc. REIT	59,800	3,850
Cousins Properties, Inc. REIT	136,300	3,526
Home Properties, Inc. REIT	90,600	3,515
United Dominion Realty
Trust REIT	157,400	3,285
Weingarten Realty
Investors REIT	91,200	3,147
Friedman, Billings,
Ramsey Group, Inc. REIT	179,900	2,855
Annaly Mortgage
Management Inc. REIT	135,100	2,534

Rent & Lease Services-Commercial (0.6%)
Ryder System, Inc.	532,200	22,193
McGrath RentCorp	98,172	2,295

Savings & Loan (1.6%)
Astoria Financial Corp.	663,000	16,774
IndyMac Bancorp, Inc.	459,800	15,633
Westcorp, Inc.	358,500	15,147
*First Federal Financial Corp.	141,300	7,208
*Ocwen Financial Corp.	423,223	3,415
First Republic Bank	82,500	2,671
PFF Bancorp, Inc.	74,200	2,048
First Financial Holdings, Inc.	37,153	1,032

Securities Brokers & Services (0.1%)
*Ameritrade Holding Corp.	240,500	2,456

		935,527

Health Care (10.7%)
*Coventry Health Care Inc.	592,424	40,368
*Lincare Holdings, Inc.	864,044	38,217
*United Therapeutics Corp.	711,600	32,517
*Sierra Health Services, Inc.	502,600	32,086
*Dade Behring Holdings Inc.	434,000	25,576
*Connetics Corp.	861,796	21,795
*Laboratory Corp. of
America Holdings	324,200	15,626
*Affymetrix, Inc.	346,770	14,856
Manor Care, Inc.	403,800	14,682
*Apria Healthcare Group Inc.	417,300	13,395
*MGI Pharma, Inc.	510,694	12,905
*Triad Hospitals, Inc.	231,700	11,608
*Respironics, Inc.	197,300	11,497
*Hospira, Inc.	337,600	10,894
*Andrx Group	456,980	10,360
*LifePoint Hospitals, Inc.	210,900	9,246
*Salix Pharmaceuticals, Ltd.	556,500	9,177
*First Horizon
Pharmaceutical Corp.	505,190	8,528
*IDEXX Laboratories Corp.	146,731	7,947
*Pediatrix Medical Group, Inc.	112,300	7,703
*Kos Pharmaceuticals, Inc.	165,600	6,902
C.R. Bard, Inc.	96,800	6,590
Medicis Pharmaceutical Corp.	216,700	6,497
*Pharmion Corp.	223,510	6,482
*Beverly Enterprises, Inc.	490,400	6,071
*ImClone Systems, Inc.	174,600	6,024
*Gentiva Health Services, Inc.	271,000	4,385
*Cerner Corp.	79,242	4,161
*Community Health
Systems, Inc.	110,400	3,854
*Pharmaceutical Product
Development, Inc.	78,709	3,813
*Enzon Pharmaceuticals, Inc.	370,800	3,778
*Sybron Dental Specialties, Inc.	102,300	3,673
*WebMD Corp.	423,119	3,597
*Kindred Healthcare, Inc.	101,290	3,555
*Varian Medical Systems, Inc.	91,900	3,150
*Cephalon, Inc.	62,900	2,946
Quest Diagnostics, Inc.	27,200	2,860
*Noven Pharmaceuticals, Inc.	97,000	1,645
Valeant Pharmaceuticals
International	72,100	1,624
Owens & Minor, Inc. Holding Co.	59,700	1,621
*AmSurg Corp.	46,600	1,179
*Tanox, Inc.	121,242	1,164
*Alliance Imaging, Inc.	119,400	1,140
*Myriad Genetics, Inc.	47,100	866
*SciClone Pharmaceuticals, Inc.	251,092	713
*Techne Corp.	2,135	86

		437,359

Integrated Oils (0.5%)
Amerada Hess Corp.	214,009	20,590

14

	Shares	Market Value^ (000)

Other Energy (7.3%)
Sunoco, Inc.	404,600	$ 41,884
Valero Energy Corp.	571,300	41,859
Chesapeake Energy Corp.	1,415,800	31,063
EOG Resources, Inc.	415,600	20,256
*Newfield Exploration Co.	224,300	16,657
*Plains Exploration &
Production Co.	439,661	15,344
Holly Corp.	400,900	14,942
*Grey Wolf, Inc.	2,254,105	14,832
*NRG Energy	373,700	12,762
*Cal Dive International, Inc.	268,500	12,163
Premcor, Inc.	200,300	11,954
Pogo Producing Co.	228,900	11,271
*Energy Partners, Ltd.	415,200	10,783
Vintage Petroleum, Inc.	330,500	10,398
*Swift Energy Co.	293,100	8,336
*Tesoro Petroleum Corp.	221,200	8,189
*Denbury Resources, Inc.	221,500	7,803
*Stone Energy Corp.	104,500	5,076
St. Mary Land & Exploration Co.	67,400	3,373
*Magnum Hunter Resources Inc.	81,300	1,310
*Houston Exploration Co.	22,400	1,276

		301,531

Materials & Processing (8.4%)
Georgia Pacific Group	1,017,600	36,115
Phelps Dodge Corp.	330,100	33,581
Ball Corp.	803,700	33,337
Nucor Corp.	420,500	24,204
The Timken Co.	800,000	21,872
Eastman Chemical Co.	316,435	18,670
Eagle Materials, Inc.	227,784	18,437
*FMC Corp.	304,599	16,281
Schnitzer Steel Industries, Inc.
Class A	458,351	15,460
*USG Corp.	448,400	14,869
United States Steel Corp.	228,300	11,609
The St. Joe Co.	163,600	11,010
Corn Products International, Inc.	389,200	10,115
*Maverick Tube Corp.	308,100	10,016
Reliance Steel & Aluminum Co.	225,000	9,002
Cleveland-Cliffs Inc.	108,800	7,928
Steel Dynamics, Inc.	212,632	7,325
*NCI Building Systems, Inc.	179,600	6,933
Lafarge North America Inc.	106,200	6,207
*W.R. Grace & Co.	642,700	5,476
*Owens-Illinois, Inc.	161,000	4,048
Greif Inc. Class A	54,800	3,818
Neenah Paper Inc.	95,078	3,197
*AK Steel Corp.	251,200	2,778
Brady Corp. Class A	77,600	2,510
*Mobile Mini, Inc.	58,400	2,360
*Griffon Corp.	106,800	2,287
*Jacuzzi Brands, Inc.	186,200	1,817
Tredegar Corp.	97,100	1,637
Pope & Talbot, Inc.	92,100	1,619
Brookfield Homes Corp.	22,200	937
Eagle Materials, Inc. B Shares	11,042	870
Apogee Enterprises, Inc.	29,850	426

		346,751

Producer Durables (6.7%)
Parker Hannifin Corp.	595,994	36,308
MDC Holdings, Inc.	431,610	30,062
D. R. Horton, Inc.	710,593	20,778
*Terex Corp.	369,500	15,999
Briggs & Stratton Corp.	384,400	13,996
*Toll Brothers, Inc.	176,000	13,878
*AGCO Corp.	701,400	12,801
Ryland Group, Inc.	199,800	12,392
*Hovnanian Enterprises Inc.
Class A	240,400	12,260
Cummins Inc.	154,400	10,862
Tektronix, Inc.	372,218	9,131
*LAM Research Corp.	299,887	8,655
Applied Industrial
Technology, Inc.	306,150	8,327
*Photronics Inc.	446,303	8,078
Novellus Systems, Inc.	296,615	7,929
MTS Systems Corp.	249,832	7,253
Steelcase Inc.	511,900	7,064
Beazer Homes USA, Inc.	134,700	6,716
United Industrial Corp.	173,700	5,145
*Orbital Sciences Corp.	479,200	4,639
*Imagistics International Inc.	116,800	4,080
*Meritage Corp.	55,200	3,252
Belden CDT Inc.	114,100	2,534
*Mettler-Toledo International Inc.	53,000	2,518
The Manitowoc Co., Inc.	59,900	2,419
*Varian Semiconductor
Equipment Associates, Inc.	54,200	2,060
*MKS Instruments, Inc.	110,696	1,758
Crane Co.	60,200	1,733
*Audiovox Corp.	43,442	553
*Mattson Technology, Inc.	59,244	470
Keithley Instruments Inc.	22,900	369

		274,019

Technology (10.8%)
*Computer Sciences Corp.	692,200	31,737
*Cree, Inc.	1,398,964	30,427
National Semiconductor Corp.	1,468,000	30,255
*Storage Technology Corp.	745,400	22,958
*SpectraSite, Inc.	357,943	20,750

15

Strategic Equity Fund	Shares	Market Value^ (000)

*Solectron Corp.	5,921,741	$ 20,548
*RSA Security Inc.	1,066,965	16,911
Autodesk, Inc.	443,600	13,202
*NCR Corp.	391,000	13,192
*Flextronics International Ltd.	1,057,763	12,735
*International Rectifier Corp.	270,100	12,290
*Anixter International Inc.	318,700	11,521
Scientific-Atlanta, Inc.	406,400	11,469
*Avnet, Inc.	608,200	11,203
*Digital River, Inc.	342,050	10,658
*DSP Group Inc.	407,301	10,492
*Transaction Systems
Architects, Inc.	436,791	10,112
*Ingram Micro, Inc. Class A	594,600	9,912
*Silicon Image, Inc.	957,288	9,630
*Sanmina-SCI Corp.	1,703,514	8,892
*j2 Global Communications, Inc.	250,710	8,602
PerkinElmer, Inc.	360,265	7,432
*Komag, Inc.	282,700	6,318
*UNOVA, Inc.	299,000	6,174
*Ditech Communications Corp.	446,300	5,565
*Freescale Semiconductor Inc.	314,800	5,336
*PalmOne, Inc.	203,050	5,153
*Benchmark Electronics, Inc.	156,450	4,980
*MICROS Systems, Inc.	133,800	4,912
*Blackboard Inc.	278,131	4,851
*CommScope, Inc.	324,000	4,847
*Avocent Corp.	164,265	4,215
*Novatel Wireless, Inc.	358,087	3,849
*Coherent, Inc.	110,790	3,740
Harris Corp.	114,400	3,735
*MEMC Electronic Materials, Inc.	262,800	3,535
*Freescale Semiconductor, Inc.	196,700	3,393
*Parametric Technology Corp.	573,700	3,207
*Digitas Inc.	302,202	3,052
*Keane, Inc.	216,500	2,821
*Perot Systems Corp.	208,100	2,797
*InterVoice, Inc.	243,609	2,736
*Cirrus Logic, Inc.	563,072	2,545
Agilysys, Inc.	112,600	2,214
Bel Fuse, Inc. Class B	69,918	2,119
*TIBCO Software Inc.	283,183	2,110
*Avid Technology, Inc.	35,500	1,921
*Skyworks Solutions, Inc.	234,100	1,487
*DRS Technologies, Inc.	27,200	1,156
*Tyler Technologies, Inc.	151,000	1,149
*ViaSat, Inc.	60,300	1,127
*Westell Technologies, Inc.	176,377	972
*MRO Software Inc.	65,500	919
*Aspect Communications Corp.	87,391	910
*Ciber, Inc.	113,100	822
Methode Electronics, Inc. Class A	56,400	683
BEI Technologies, Inc.	28,392	681
*CSG Systems International, Inc.	41,100	670
*Integrated Device Technology Inc.	25,455	306
*IXYS Corp.	25,841	296

		442,231

Utilities (6.6%)
ONEOK, Inc.	904,900	27,889
*AES Corp.	1,532,700	25,106
Citizens Communications Co.	1,408,300	18,223
NiSource, Inc.	722,600	16,468
Westar Energy, Inc.	749,800	16,226
Energen Corp.	228,200	15,198
Sempra Energy	375,726	14,969
*Southwestern Energy Co.	219,800	12,476
Alliant Energy Corp.	438,100	11,732
PPL Corp.	215,500	11,635
*CMS Energy Corp.	841,200	10,969
Energy East Corp.	363,983	9,544
Xcel Energy, Inc.	481,200	8,267
CenturyTel, Inc.	242,300	7,957
*Sierra Pacific Resources	736,200	7,914
PNM Resources Inc.	251,850	6,719
Edison International	183,500	6,371
*Commonwealth Telephone
Enterprises, Inc.	129,000	6,081
*Premiere Global Services, Inc.	474,158	5,367
UGI Corp. Holding Co.	97,800	4,442
Cleco Corp.	166,225	3,541
TECO Energy, Inc.	200,500	3,144
Puget Energy, Inc.	133,500	2,942
*Cincinnati Bell Inc.	681,600	2,897
*Intrado Inc.	208,532	2,565
Southwest Gas Corp.	90,700	2,191
Atmos Energy Corp.	74,200	2,003
*Allegheny Energy, Inc.	92,100	1,903
UIL Holdings Corp.	33,400	1,692
*El Paso Electric Co.	83,100	1,579
WGL Holdings Inc.	49,100	1,520

		269,530

Other (2.1%)
Textron, Inc.	534,500	39,884
Eaton Corp.	594,700	38,893
Walter Industries, Inc.	141,247	6,010

		84,787

TOTAL COMMON STOCKS
(Cost $3,568,354)		4,105,356

16

	Shares	Market Value^ (000)

TEMPORARY CASH INVESTMENTS (2.6%)

Money Market Fund (2.6%)
Vanguard Market
Liquidity Fund,
2.748%**	10,827,286	$ 10,827
Vanguard Market
Liquidity Fund,
2.748%**-Note E	95,013,420	95,013

		105,840

	Face
	Amount
	(000)

U.S. Agency Obligation (0.0%)
Federal Home Loan Bank†
2.555%, 4/20/2005	$2,000	1,997

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $107,837)		107,837

TOTAL INVESTMENTS (102.6%)
(Cost $3,676,191)		4,213,193

OTHER ASSETS AND LIABILITIES (-2.6%)

Other Assets-Note B		40,318
Liabilities-Note E		(147,612)

		(107,294)

NET ASSETS (100%)

Applicable to 195,229,341 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$4,105,899

NET ASSET VALUE PER SHARE		$21.03

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
† The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,424,551	$17.54
Undistributed Net
Investment Income	5,707.03
Accumulated Net
Realized Gains	138,639.71
Unrealized Appreciation	537,002	2.75

NET ASSETS	$4,105,899	$21.03

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

17

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Strategic Equity Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$ 23,793
Interest	256
Security Lending	285

Total Income	24,334

Expenses
The Vanguard Group-Note B
Investment Advisory Services	405
Management and Administrative	7,065
Marketing and Distribution	241
Custodian Fees	41
Shareholders' Reports	47
Trustees' Fees and Expenses	3

Total Expenses	7,802

NET INVESTMENT INCOME	16,532

REALIZED NET GAIN (LOSS)
Investment Securities Sold	169,670
Futures Contracts	892

REALIZED NET GAIN (LOSS)	170,562

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	190,565
Futures Contracts	(122)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	190,443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$377,537

18

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Strategic Equity Fund
	Six Months Ended Mar. 31, 2005 (000)	Nov. 1, 2003, to Sept. 30, 2004* (000)	Year Ended Oct. 31, 2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$16,532	$18,345	$11,673
Realized Net Gain (Loss)	170,562	153,789	73,344
Change in Unrealized Appreciation (Depreciation)	190,443	42,948	309,652

Net Increase (Decrease) in Net Assets Resulting from Operations	377,537	215,082	394,669

Distributions
Net Investment Income	(22,893)	(13,531)	(9,001)
Realized Capital Gain**	(156,981)	—	—

Total Distributions	(179,874)	(13,531)	(9,001)

Capital Share Transactions[1]
Issued	1,037,526	1,379,907	592,217
Issued in Lieu of Cash Distributions	168,947	12,627	8,543
Redeemed	(251,570)	(354,612)	(148,570)

Net Increase (Decrease) from Capital Share Transactions	954,903	1,037,922	452,190

Total Increase (Decrease)	1,152,566	1,239,473	837,858

Net Assets
Beginning of Period	2,953,333	1,713,860	876,002

End of Period	$4,105,899	$2,953,333	$1,713,860

[1]Shares Issued (Redeemed)
Issued	49,306	71,934	38,262
Issued in Lieu of Cash Distributions	7,988	681	645
Redeemed	(11,995)	(18,673)	(10,232)

Net Increase (Decrease) in Shares Outstanding	45,299	53,942	28,675

*The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Includes fiscal 2005 short-term gain distributions of $37,610,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

19

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Strategic Equity Fund
	Six Months	Nov.1, 2003, to	Year Ended October 31,
For a Share Outstanding Throughout Each Period	Ended Mar. 31, 2005	Sept. 30, 2004*	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Period	$19.70	$17.85	$13.01	$13.68	$18.07	$15.73	$13.11

Investment Operations
Net Investment Income	.09	.13	.13	.14	.16	.21	.15
Net Realized and Unrealized Gain (Loss)
on Investments	2.34	1.85	4.84	(.67)	(1.31)	2.66	2.62

Total from Investment Operations	2.43	1.98	4.97	(.53)	(1.15)	2.87	2.77

Distributions
Dividends from Net Investment Income	(.14)	(.13)	(.13)	(.14)	(.21)	(.16)	(.15)
Distributions from Realized Capital Gains	(.96)	—	—	—	(3.03)	(.37)	—

Total Distributions	(1.10)	(.13)	(.13)	(.14)	(3.24)	(.53)	(.15)

Net Asset Value, End of Period	$21.03	$19.70	$17.85	$13.01	$13.68	$18.07	$15.73

Total Return**	12.30%	11.14%	38.55%	-4.02%	-6.48%	18.76%	21.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,106	$2,953	$1,714	$876	$767	$746	$561
Ratio of Total Expenses to
Average Net Assets	0.43%†	0.45%†	0.50%	0.50%	0.54%	0.49%	0.46%
Ratio of Net Investment Income to
Average Net Assets	0.92%†	0.83%†	1.04%	0.94%	1.06%	1.31%	1.00%
Portfolio Turnover Rate	69%†	66%	100%	73%	82%	83%	51%

*The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $520,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $537,002,000, consisting of unrealized gains of $675,969,000 on securities that had risen in value since their purchase and $138,967,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended March 31, 2005, the fund purchased $2,044,650,000 of investment securities and sold $1,228,298,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at March 31, 2005, was $90,807,000, for which the fund received cash collateral of $95,013,000.

22

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended March 31, 2005
Strategic Equity Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,123.03	$2.28
Based on
Hypothetical 5%
Yearly Return	$1,000.00	$1,022.79	$2.17

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Target Retirement Funds has renewed the funds' investment advisory arrangement with The Vanguard Group, Inc. Vanguard--through its Quantitative Equity Group--serves as the investment advisor for each of the funds. The board determined that continuing the funds' internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon its most recent evaluation of the advisor's investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board's decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the funds' investment management over the relatively brief life span of the funds, and took into account the organizational depth and stability of the funds' advisory group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The board concluded that Vanguard's experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the performance of the funds, including any periods of relative outperformance or underperformance. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Each of the six funds provided close tracking of its index benchmark and exceeded the average returns of its peer group. The performance of the funds, including some of the data considered by the board, is contained in the "Performance Summaries" section of this report.

COST

The funds' average weighted expense ratios were far below the average expense ratios charged by funds in each fund's peer group. The funds do not incur advisory expenses directly. However, each underlying fund in which the Target Retirement Funds invest pay advisory fees well below the underlying fund's peer-group average. Information about the Target Retirement Funds' average weighted expense ratios appears in the "About Your Fund's Expenses" section of this report as well as in the "Financial Statements" section. The board does not conduct a profitability analysis of Vanguard because of Vanguard's unique "at-cost" structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces "profits" in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that Vanguard's low-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase. The board will consider whether to renew the advisory arrangement again after a one-year period.

24

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

• Find out how much to save for retirement and your children's college education—by using our planning tools.

• Learn how to achieve your goals-by reading our PlainTalk® investment guides.

• Find your next fund-by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.

• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.

• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.

• Analyze your portfolio's holdings and performance.

• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.

• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

25

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•	Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•	Vanguard Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•	Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

•	Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

•	Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

•	Keep your savings on course.
Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

•	Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

•	Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com
All other marks are the exclusive property of their respective owners.
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.	Fund Information 800-662-7447
For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 800-662-2739
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 800-523-1036
You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	Text Telephone 800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.
Q1142 052005

Vanguard® Capital Opportunity Fund

March 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

5	ADVISOR'S REPORT

8	FUND PROFILE

9	GLOSSARY OF INVESTMENT TERMS

10	PERFORMANCE SUMMARY

11	FINANCIAL STATEMENTS

22	ABOUT YOUR FUND'S EXPENSES

23	ADVISORY AGREEMENT

SUMMARY

•	Vanguard Capital Opportunity Fund produced a solid 7.9% return for the six months ended March 31, 2005, outperforming its peer-group average but trailing most measures of mid-cap stocks.

•	The fund sustained sizable losses in health care stocks.

•	The fund enjoyed strong returns from energy and consumer-oriented stocks.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

CHAIRMAN'S LETTER

Dear Shareholder,

During the first half of fiscal 2005, Vanguard Capital Opportunity Fund returned 7.9%, outpacing the average return of its peer group but trailing the results of mid-capitalization growth stocks, as measured by the Russell Midcap Growth Index. The fund benefited from the advisor's excellent stock selections among consumer-oriented companies, but was stung by costly surprises in the health care sector.

The fund's six-month change in share prices, and its distributions for the period, appear in the table on page 4.

STOCKS FALTERED AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the six months with a return of 7.7%. However, a closer look shows that the half-year presented a twofold tale: a postelection surge in stocks through the end of 2004, followed by a weakening stock market in 2005 as investors worried about signs of rising inflation and sharply increased prices for commodities, particularly energy products.

Total Returns	Six Months Ended March 31, 2005

Vanguard Capital Opportunity Fund
Investor Shares	7.9%
Admiral Shares	7.9
Russell Midcap Growth Index	12.0
Average Multi-Cap Growth Fund*	7.1
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

TDuring the six months, small- and mid-cap stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now familiar pattern. In fact, in the five years since the March 2000 bursting of the

1

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

market bubble inflated by large growth stocks, small- and mid-cap stocks have far outpaced their large-cap counterparts, and value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer		Total Returns Periods Ended March 31, 2005
		Six Months	One Year	Five Years*

Stocks	Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
	Russell 2000 Index (Small-caps)	8.0	5.4	4.0
	Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	15.8	16.1	-0.1

Bonds	Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
	(Broad taxable market)
	Lehman Municipal Bond Index	1.2	2.7	6.6
	Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI	Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities, and municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

2

THE PERIOD SHOWCASED THE FUND'S STRENGTHS AND VULNERABILITIES

Vanguard Capital Opportunity Fund's six-month return reflected the generally strong performance of mid-cap stocks during the period. In falling short of most mid-cap benchmarks (though staying slightly ahead of the average return of its real-world competitors), the fund also illustrated that sources of success in one period can become sources of pain in the next, particularly in concentrated portfolios.

For example, in the past few reports to shareholders, it was noted that the advisor's astute stock selections in the health care and technology industries accounted for much of Capital Opportunity's excellent performance. During the past six months, however, these same sectors included some of the fund's weakest performers, notably Biogen Idec, which plummeted after the company withdrew a key medicine from the market in late February because of potentially dangerous side effects. Several chip makers and computer-security firms also trimmed the fund's half-year return. Mitigating the damage were the advisor's excellent stock selections in the high-flying energy-related industries and strong performance from the fund's consumer-oriented companies, such as high-end retailers and apparel makers.

Annualized Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund

Capital Opportunity Fund	0.50%	0.41%	1.68%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

PRIMECAP Management Company, the fund’s advisor, typically establishes large holdings in stocks that, according to its research, boast growth prospects not yet recognized by the market. Over time, PRIMECAP’s strategy has been a great success. What has also become clear, however, is that this strategy can produce significant ups and downs in relative performance over short time periods.

LESSONS IN LONG-TERM PERSPECTIVE

It’s obvious, but worth repeating, that six months reveal almost nothing about the success of a fund’s long-term strategy. The verdict will be rendered over years, in a variety of market environments. This is true of any fund, but especially Vanguard Capital Opportunity Fund.

3

PRIMECAP Management’s investment horizon is three to five years, not six months. PRIMECAP recognizes—indeed, expects—that stellar performance in one relatively short period can be followed by disappointment in the next.

PRIMECAP’s investment approach can serve as a model for managing your own portfolio with discipline and perspective. Establish an asset allocation that includes low-cost stock, bond, and money market funds in proportions appropriate to your unique circumstances, then tune out the noise and allow your strategy to unfold. Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Capital Opportunity Fund
Investor Shares	$27.24	$29.26	$0.070	$0.071
Admiral Shares	62.96	67.59	0.228	0.164

4

ADVISOR’S REPORT

During the six months ended March 31, 2005, equity markets got off to a strong start, but then stalled as the New Year began. Vanguard Capital Opportunity Fund returned 7.9% for the half-year, compared with a 12.0% return for the Russell Midcap Growth Index and an average return of 7.1% for multi-cap growth mutual funds.

THE INVESTMENT ENVIRONMENT

Today's market environment is overshadowed by uncertainties not too dissimilar from those that have been in place for some time. A significant difference is that we are now in a later stage of the business cycle, and after two consecutive years of strong returns, the stock market is well above its bear-market trough. These gains were certainly justified by a strong earnings recovery, but it's important to note that earnings were rebounding from a very depressed base. Continued growth in earnings (and gains in the equity markets) will be more challenging. The economy has already recovered from recessionary levels, corporate profit margins have most likely peaked, and earnings growth rates appear to be decelerating. In addition, if interest rates rise, consumers will no longer be able to use their homes as cash machines, meaning that continued growth in demand and earnings will need to be driven by the corporate sector.

Investment Philosophy

The fund reflects the belief that superior long-term investment results can be achieved by concentrating assets in small-and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.

OUR SUCCESSES

During the past six months, the fund earned excellent returns from consumer-oriented stocks, such as apparel retailers and fast-food giant Yum! Brands. Like the stock market as a whole, the fund also benefited from its holdings among energy-related companies, which were the most obvious winners during a period of persistently high oil prices. ConocoPhillips, one of the largest energy stocks in the fund, returned almost 32%, outpacing the generally strong integrated oils group. Materials & processing companies were also important contributors, thanks largely to

5

ag-biotechnology and chemicals giant Monsanto. The company recorded a very strong return, capitalizing on favorable supply-and-demand fundamentals and its wealth of intellectual property in the ag-biotech market.

OUR SHORTFALLS

Our shortfalls were concentrated in a handful of technology and health care stocks. Biogen Idec was the single biggest detractor from the fund's performance. Until early 2005, this biotechnology company had been one of the portfolio's strongest performers. In late February, however, the company was forced to withdraw a promising multiple sclerosis medicine from the market after studies suggested that the drug might be associated with a rare disease of the central nervous system. The stock lost nearly half its value. However, our original investment thesis for the company remains intact, based on Biogen's high level of research spending and the remainder of its drug portfolio. Our investments in the big pharmaceutical companies also performed poorly during the six months.

In the technology sector, the fund felt the effects of general uncertainty about tech companies' near-term prospects. Several of the chip makers and software companies in the portfolio experienced meaningful declines.

OUR OUTLOOK

A key factor in the prospective return for equities will be the movement of long-term interest rates. The Federal Reserve Board continues to raise interest rates in an effort to prevent a further bubble in housing and to restrain inflation. Its objective is complicated by a growing trade deficit, rising commodity prices, and a doubling in energy prices over the past year. Thus far, the Fed's rate hikes have merely flattened the yield curve, as long rates have remained largely unchanged. For now, with the yield of the 10-year U.S. Treasury note remaining below 4.5%, a Standard & Poor's 500 Index forward price/earnings multiple of 17x appears reasonable in our opinion. If rates rise, however, such a valuation would be less attractive.

6

We are optimistic that the U.S. economy will continue to expand and that business spending will increase, though perhaps in a stutter-step fashion rather than a straight line. We've positioned the portfolio accordingly, favoring the industrial sectors over consumer-oriented industries. For example, technology continues to be our largest sector weighting. We also maintain a high level of conviction in the prospects of the health care sector, particularly the large pharmaceutical companies, which have recently been available at some of their most attractive relative valuations in a decade. In addition, we have been buying select companies within the consumer staples sector, which is priced more favorably today than it has been in some time.

Theo A. Kolokotrones PORTFOLIO MANAGER	Howard B. Schow PORTFOLIO MANAGER	Joel P. Fried PORTFOLIO MANAGER

Alfred W. Mordecai
PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

 APRIL 15, 2005

7

FUND PROFILES
As of 3/31/2005	This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

CAPITAL OPPORTUNITY FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	127	486	4,959
Median Market Cap	$7.8B	$5.7B	$26.7B
Price/Earnings Ratio	26.7x	25.2x	21.6x
Price/Book Ratio	2.9x	3.7x	2.7x
Yield	0.6%	1.6%
Investor Shares	0.2%
Admiral Shares	0.3%
Return on Equity	10.3%	17.6%	15.6%
Earnings Growth Rate	13.2%	16.5%	8.5%
Foreign Holdings	10.1%	0.0%	1.1%
Turnover Rate	15%†	—	—
Expense Ratio		—
Investor Shares	0.50%†
Admiral Shares	0.41%†
Short-Term Reserves	4%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.95	1.00	0.90	1.00
Beta	1.16	1.00	1.34	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	6%	3%	3%
Consumer Discretionary	19	24	16
Consumer Staples	0	3	7
Financial Services	2	11	22
Health Care	14	19	12
Integrated Oils	5	0	5
Other Energy	6	5	4
Materials & Processing	5	5	4
Producer Durables	7	8	5
Technology	29	19	12
Utilities	3	2	6
Other	0	1	4

Short-Term Reserves	4%	—	—

*Russell Midcap Growth Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Ten Largest Holdings (% of total net assets)
Research In Motion Ltd.	3.6%
(computer hardware)

FedEx Corp.	3.5
(express delivery services)

Monsanto Co.	3.3
(chemicals)

Biogen Idec Inc.	2.4
(pharmaceuticals)

Murphy Oil Corp.	2.4
(energy and utilities)

Sprint Corp.	2.4
(telecommunications services)

Pfizer Inc.	2.3
(pharmaceuticals)

Corning, Inc.	2.2
(electronics)

Thomas & Betts Corp.	2.2
(electronics)

Pioneer Natural Resources Co.	2.2
(energy and utilities)

Top Ten	26.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

       Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

PERFORMANCE SUMMARY
As of 3/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CAPITAL OPPORTUNITY FUND

Fiscal-Year Total Returns (%) August 14, 1995–March 31, 2005

  *Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Capital Opportunity Fund*
Investor Shares	8/14/1995	7.43%	0.31%	13.81%	0.28%	14.09%
Admiral Shares	11/12/2001	7.50	9.70**	—	—	—

  *Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
**Return since inception.

10

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Capital Opportunity Fund	Shares	Market Value^ (000)

COMMON STOCKS (95.6%)

Auto & Transportation (5.9%)
FedEx Corp.	2,955,000	$ 277,622
Union Pacific Corp.	1,150,000	80,155
*JetBlue Airways Corp.	2,031,500	38,680
*AMR Corp.	3,000,000	32,100
*Delta Air Lines, Inc.	3,170,000	12,838
*(1) Strattec Security Corp.	220,000	11,788
United Parcel Service, Inc.	150,000	10,911
Gentex Corp.	100,000	3,190
*FLYI, Inc.	2,200,000	2,794
*(1) Midwest Air Group Inc.	1,073,000	2,575

		472,653

Consumer Discretionary (19.2%)
Nordstrom, Inc.	2,980,000	165,032
*DirecTV Group, Inc.	11,344,759	163,591
*VeriSign, Inc.	5,476,168	157,166
*CarMax, Inc.	4,022,100	126,696
TJX Cos., Inc.	4,967,400	122,347
*(1) Men's Wearhouse, Inc.	2,600,000	109,746
*(1) THQ Inc.	3,140,000	88,360
Lowe's Cos., Inc.	1,246,100	71,140
Yum! Brands, Inc.	1,369,500	70,954
*eBay Inc.	1,600,000	59,616
*(1) Linens `n Things, Inc.	2,300,000	57,109
The News Corp., Inc.	3,272,024	55,363
Robert Half International, Inc.	1,600,000	43,136
*(1) The Dress Barn, Inc.	2,100,000	38,262
Best Buy Co., Inc.	635,000	34,296
*99 Cents Only Stores	2,400,000	31,608
Tiffany & Co.	850,000	29,342
*Tommy Hilfiger Corp.	2,000,200	23,402
Family Dollar Stores, Inc.	537,300	16,312
*IAC/InterActiveCorp	650,000	14,476
Royal Caribbean Cruises, Ltd.	290,500	12,982
Abercrombie & Fitch Co.	200,000	11,448
*Tetra Tech, Inc.	560,875	7,078
Darden Restaurants Inc.	163,660	5,021

11

Capital Opportunity Fund	Shares	Market Value^ (000)

*Weight Watchers
International, Inc.	115,000	$ 4,943
Mattel, Inc.	197,000	4,206
Sabre Holdings Corp.	178,700	3,910
*REX Stores Corp.	225,000	3,172
*DreamWorks Animation SKG, Inc.	48,000	1,954

		1,532,668

Financial Services (1.8%)
First Data Corp.	970,717	38,159
MBIA, Inc.	562,500	29,407
Capital One Financial Corp.	275,000	20,562
JPMorgan Chase & Co.	528,000	18,269
The Chubb Corp.	230,000	18,232
Cincinnati Financial Corp.	157,500	6,869
TCF Financial Corp.	230,000	6,245
Commerce Bancorp, Inc.	30,000	974

		138,717

Health Care (14.3%)
*Biogen Idec Inc.	5,650,000	194,982
Pfizer Inc.	7,017,780	184,357
Novartis AG ADR	3,150,000	147,357
*(1) Affymetrix, Inc.	3,236,500	138,652
*Millipore Corp.	2,005,000	87,017
Roche Holdings AG	650,000	69,941
*ICOS Corp.	3,107,500	69,794
Guidant Corp.	800,000	59,120
*Sepracor Inc.	950,000	54,540
Eli Lilly & Co.	1,000,000	52,100
*(1) BioMarin Pharmaceutical Inc.	4,670,500	24,053
*Edwards Lifesciences Corp.	386,000	16,683
*Chiron Corp.	400,000	14,024
*Dendreon Corp.	1,861,750	10,147
*Ligand Pharmaceuticals Inc.
Class B	1,600,000	9,168
*Pharmacyclics, Inc.	713,250	5,727
*XOMA Ltd.	3,500,000	3,500

		1,141,162

Integrated Oils (4.5%)
Murphy Oil Corp.	1,925,000	190,055
ConocoPhillips Co.	1,050,000	113,232
Unocal Corp.	951,300	58,686

		361,973

Other Energy (5.5%)
Pioneer Natural Resources Co.	4,120,000	176,006
Noble Energy, Inc.	1,100,000	74,822
Pogo Producing Co.	1,420,000	69,921
*National-Oilwell Varco Inc.	1,003,560	46,866
Noble Corp.	400,000	22,484
*Pride International, Inc.	900,000	22,356
*Hanover Compressor Co.	1,480,000	17,864
Arch Coal, Inc.	200,000	8,602
		438,921

Materials & Processing (5.0%)
Monsanto Co.	4,020,134	259,299
(1)Minerals Technologies, Inc.	1,255,000	82,554
Bunge Ltd.	524,400	28,255
Avery Dennison Corp.	432,000	26,754
		396,862

Producer Durables (7.2%)
*(1) Thomas & Betts Corp.	5,450,000	176,035
*ASML Holding (New York)	7,500,000	125,775
Pall Corp.	4,560,000	123,667
Tektronix, Inc.	2,557,200	62,728
Plantronics, Inc.	1,150,000	43,792
*(1) Mykrolis Corp.	2,126,410	30,408
*Cymer, Inc.	350,000	9,369
*Agilent Technologies, Inc.	173,245	3,846

		575,620

Technology (29.5%)
Communications Technology (10.3%)
*Research In Motion Ltd.	3,746,000	286,269
*Corning, Inc.	15,943,500	177,451
*Comverse Technology, Inc.	6,184,750	155,979
Motorola, Inc.	6,655,500	99,633
*Nortel Networks Corp.	27,665,100	75,526
*McAfee Inc.	874,000	19,717
*CIENA Corp.	4,250,000	7,310

Computer Services Software & Systems (8.2%)
*Symantec Corp.	8,215,000	175,226
Microsoft Corp.	4,075,000	98,493
*(1) Macrovision Corp.	3,670,000	83,639
Autodesk, Inc.	2,720,000	80,947
*Macromedia, Inc.	2,310,000	77,385
Adobe Systems, Inc.	660,000	44,332
*Citrix Systems, Inc.	1,532,700	36,509
*Cognizant Technology
Solutions Corp.	429,200	19,829
*Accenture Ltd.	448,600	10,834
*NAVTEQ Corp.	205,000	8,887
*(1)The Descartes Systems
Group Inc.	4,645,000	8,686
*Intuit, Inc.	190,000	8,316

Computer Technology (3.2%)
*NVIDIA Corp.	3,750,000	89,100
*(1) Emulex Corp.	4,529,400	85,334
Hewlett-Packard Co.	2,870,000	62,968

12

Capital Opportunity Fund	Shares	Market Value^ (000)

*Maxtor Corp.	2,010,000	$ 10,693
*(1) Concurrent Computer Corp.	4,831,000	9,952

Electronics (0.4%)
Amphenol Corp.	844,200	31,269

Electronics-Semiconductors/Components (4.5%)
*Micron Technology, Inc.	12,800,000	132,352
*(1) Rambus Inc.	5,205,000	78,439
Intersil Corp.	3,630,000	62,872
*Skyworks Solutions, Inc.	4,250,000	26,987
*AMIS Holdings Inc.	1,945,000	21,959
Texas Instruments, Inc.	550,000	14,020
*Freescale Semiconductor, Inc.	500,000	8,625
Intel Corp.	235,000	5,459
*Semiconductor Manufacturing
International Corp.	368,900	3,597
*Silicon Laboratories Inc.	65,000	1,931

Electronics-Technology (0.9%)
*Trimble Navigation Ltd.	1,500,000	50,715
*Coherent, Inc.	720,000	24,307

Scientific Equipment & Supplies (2.0%)
Applera Corp.-Applied
Biosystems Group	7,944,700	156,828

		2,352,375

Utilities (2.4%)
Sprint Corp.	8,309,700	189,046

Other (0.3%)
*Cott Corp.	843,000	20,426

TOTAL COMMON STOCKS
(Cost $6,164,984)		7,620,423

TEMPORARY CASH INVESTMENTS (5.6%)

Vanguard Market
Liquidity Fund,
2.748%**	336,124,783	$ 336,125
Vanguard Market
Liquidity Fund,
2.748%**-Note G	112,883,600	112,884

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $449,009)		449,009

TOTAL INVESTMENTS (101.2%)
(Cost $6,613,993)		8,069,432

OTHER ASSETS AND
LIABILITIES--NET (-1.2%)		(97,858)

NET ASSETS (100%)		$7,971,574

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
ADR—American Depositary Receipt.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$8,069,432
Receivables for Investment Securities Sold	31,499
Receivables for Capital Shares Issued	4,489
Other Assets-Note C	6,907

Total Assets	8,112,327

Liabilities
Payables for Investment Securities
Purchased	7,987
Security Lending Collateral
Payable to Brokers-Note G	112,884
Other Liabilities	19,882

Total Liabilities	140,753

NET ASSETS (100%)	$7,971,574

13

Capital Opportunity Fund	Amount (000)

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$6,446,164
Undistributed Net Investment Income	1,351
Accumulated Net Realized Gains	68,620
Unrealized Appreciation	1,455,439

NET ASSETS	$7,971,574

Investor Shares-Net Assets
Applicable to 219,821,772 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$6,431,572

NET ASSET VALUE PER SHARE-
INVESTOR SHARES	$29.26

Admiral Shares-Net Assets
Applicable to 22,783,233 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,540,002

NET ASSET VALUE PER SHARE-
ADMIRAL SHARES	$67.59

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

14

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Capital Opportunity Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends*	$36,387
Interest	4,110
Security Lending	944

Total Income	41,441

Expenses
Investment Advisory Fees-Note B	9,324
The Vanguard Group-Note C
Management and Administrative
Investor Shares	8,374
Admiral Shares	1,212
Marketing and Distribution
Investor Shares	408
Admiral Shares	114
Custodian Fees	49
Shareholders' Reports
Investor Shares	61
Admiral Shares	1
Trustees' Fees and Expenses	7

Total Expenses	19,550
Expenses Paid Indirectly-Note D	(328)

Net Expenses	19,222

NET INVESTMENT INCOME	22,219

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*	119,975

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	453,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$596,098

*Dividend income and realized gain (loss) from affiliated companies of the fund were $112,000 and $3,652,000, respectively.

15

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Capital Opportunity Fund
	Six Months Ended March 31, 2005 (000)	Nov. 1, 2003, to Sept. 30, 2004* (000)	Year Ended Oct. 31, 2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$22,219	$5,206	$2,341
Realized Net Gain (Loss)	119,975	159,885	(67,979)
Change in Unrealized Appreciation (Depreciation)	453,904	576,461	1,814,096

Net Increase (Decrease) in Net Assets
Resulting from Operations	596,098	741,552	1,748,458

Distributions
Net Investment Income
Investor Shares	(15,773)	(2,793)	(2,518)
Admiral Shares	(5,045)	(1,164)	(695)
Realized Capital Gain
Investor Shares	(15,997)	—	—
Admiral Shares	(3,629)	—	—

Total Distributions	(40,444)	(3,957)	(3,213)

Capital Share Transactions--Note H
Investor Shares	(226,119)	448,941	416,321
Admiral Shares	106,496	389,020	222,935

Net Increase (Decrease) from Capital Share Transactions	(119,623)	837,961	639,256

Total Increase (Decrease)	436,031	1,575,556	2,384,501

Net Assets
Beginning of Period	7,535,543	5,959,987	3,575,486

End of Period	$7,971,574	$7,535,543	$5,959,987

*The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

16

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Capital Opportunity Fund Investor Shares
	Six Months Ended	Nov.1, 2003, to	Year Ended October 31,
For a Share Outstanding Throughout Each Period	Mar. 31, 2005	Sept. 30, 2004*	2003	2002	2001	2000	1999

Net Asset Value,
Beginning of Period	$27.24	$24.28	$16.54	$20.73	$30.16	$19.34	$11.47

Investment Operations
Net Investment Income	.078**	.017	.009	.01	.07	.161	.029
Net Realized and Unrealized Gain (Loss)
on Investments†	2.083	2.956	7.744	(4.13)	(7.42)	11.284	8.751

Total from Investment Operations	2.161	2.973	7.753	(4.12)	(7.35)	11.445	8.780

Distributions
Dividends from Net Investment Income	(.070)	(.013)	(.013)	(.07)	(.16)	(.035)	(.015)
Distributions from Realized Capital Gains	(.071)	—	—	—	(1.92)	(.590)	(.895)

Total Distributions	(.141)	(.013)	(.013)	(.07)	(2.08)	(.625)	(.910)

Net Asset Value, End of Period	$29.26	$27.24	$24.28	$16.54	$20.73	$30.16	$19.34

Total Return††	7.91%	12.25%	46.91%	-19.97%	-25.68%	60.37%	81.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,432	$6,199	$5,120	$3,181	$4,454	$5,437	$1,289
Ratio of Total Expenses to
Average Net Assets	0.50%‡	0.52%‡	0.59%	0.58%	0.60%	0.62%	0.75%
Ratio of Net Investment Income to
Average Net Assets	0.37%**‡	0.06%‡	0.04%	0.07%	0.28%	0.64%	0.31%
Portfolio Turnover Rate	15%‡	10%	14%	14%	20%	15%	22%

  *The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
† Includes increases from redemption fees of $.01, $.01, $.01, $.03, $.03, $.02, and $.01.
†† Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
‡Annualized.

17

FINANCIAL HIGHLIGHTS (CONTINUED)

Capital Opportunity Fund Admiral Shares
	Six Months Ended March 31,	Nov.1, 2003, to Sept. 30,	Year Ended Oct. 31,	Nov.12, 2001** to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004*	2003	2002

Net Asset Value, Beginning of Period	$62.96	$56.11	$38.22	$50.00

Investment Operations
Net Investment Income	.212†	.096	.062	.07
Net Realized and Unrealized Gain (Loss) on Investments††	4.810	6.828	17.894	(11.68)

Total from Investment Operations	5.022	6.924	17.956	(11.61)

Distributions
Dividends from Net Investment Income	(.228)	(.074)	(.066)	(.17)
Distributions from Realized Capital Gains	(.164)	—	—	—

Total Distributions	(.392)	(.074)	(.066)	(.17)

Net Asset Value, End of Period	$67.59	$62.96	$56.11	$38.22

Total Return‡	7.95%	12.36%	47.05%	–23.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,540	$1,337	$840	$395
Ratio of Total Expenses to Average Net Assets	0.41%‡‡	0.41%‡‡	0.49%	0.50%‡‡
Ratio of Net Investment Income to Average Net Assets	0.47%†‡‡	0.17%‡‡	0.14%	0.17%‡‡
Portfolio Turnover Rate	15%‡‡	10%	14%	14%

*The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Inception.
†Net investment income per share and the ratio of net investment income to average net assets include $.109 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
††Includes increases from redemption fees of $.01, $.03, $.03, and $.07.
‡Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
‡‡Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual rate of 0.23% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $1,049,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $327,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $30,968,000 to offset future net capital gains through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,455,439,000, consisting of unrealized gains of $2,461,014,000 on securities that had risen in value since their purchase and $1,005,575,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2005, the fund purchased $568,199,000 of investment securities and sold $599,066,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2005, was $105,757,000, for which the fund received cash collateral of $112,884,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		November 1, 2003, to September 30, 2004		Year Ended October 31, 2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$251,762	8,578	$1,106,681	41,697	$933,509	46,152
Issued in Lieu of Cash Distributions	29,794	967	2,611	107	2,348	136
Redeemed*	(507,675)	(17,283)	(660,351)	(25,109)	(519,536)	(27,713)

Net Increase (Decrease)-
Investor Shares	(226,119)	(7,738)	448,941	16,695	416,321	18,575

Admiral Shares
Issued	199,689	2,936	532,781	8,642	303,864	6,477
Issued in Lieu of Cash Distributions	7,922	111	1,042	18	603	15
Redeemed*	(101,115)	(1,497)	(144,803)	(2,402)	(81,532)	(1,843)

Net Increase (Decrease)-
Admiral Shares	106,496	1,550	389,020	6,258	222,935	4,649

*Net of redemption fees of $1,804,000, $3,128,000, and $2,964,000 (fund totals).

20

I. I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the six months ended March 31, 2005, in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Sept. 30, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	March 31, 2005 Market Value

Affymetrix, Inc.	$98,610	$840	—	—	$138,652
BioMarin Pharmaceutical Inc.	24,240	—	—	—	24,053
Concurrent Computer Corp.	8,116	—	—	—	9,952
The Descartes Systems Group Inc.	5,388	—	—	—	8,686
The Dress Barn, Inc.	35,380	1,597	$490	—	38,262
Emulex Corp.	52,179	—	—	—	85,334
Ligand Pharmaceuticals Inc. Class B	52,313	—	27,771	—	n/a**
Linens `n Things, Inc.	53,291	—	—	--	57,109
Macrovision Corp.	88,374	—	—	—	83,639
Men's Wearhouse, Inc.	87,150	—	12,570	—	109,746
Midwest Air Group Inc.	3,165	—	—	—	2,575
Minerals Technologies, Inc.	62,392	12,194	—	$112	82,554
Mykrolis Corp.	21,413	—	—	—	30,408
Rambus Inc.	81,666	—	—	—	78,439
REX Stores Corp.	8,500	—	5,624	—	n/a**
Strattec Security Corp.	13,697	—	—	—	11,788
Thomas & Betts Corp.	146,169	—	—	—	176,035
THQ Inc.	n/a*	46,737	—	—	88,360

	$842,043			$112	$1,025,592

*At September 30, 2004, the security was not an affiliated company of the fund.
**At March 31, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.

21

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund's costs in two ways:

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund's low-balance fee or the transaction fee on redemptions. These fees are fully described in the prospectus. Your fund does not carry a "sales load."

Six Months Ended March 31, 2005
Capital Opportunity Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,079.07	$2.59
Admiral Shares	1,000.00	1,079.45	2.13

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.44	$2.52
Admiral Shares	1,000.00	1,022.89	2.07

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Capital Opportunity Fund approved an amended investment advisory agreement with PRIMECAP Management Company, the fund's investment advisor, effective February 2, 2005. The amended agreement contains a new advisory fee schedule that increases the fee paid to PRIMECAP Management. The board determined that retaining PRIMECAP Management and amending the fee schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor's investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board's decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the benefits to shareholders of continuing to retain PRIMECAP Management as the advisor to the fund, particularly in light of the nature, extent, and quality of services provided by PRIMECAP. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The trustees found that the fund has grown considerably since inception and that the portfolio management team has expanded to handle the increase in fund assets. The new fee arrangement helps PRIMECAP Management continue to attract and retain top investment talent and thereby enhance the organizational depth and stability of the firm.

INVESTMENT PERFORMANCE

The board considered the investment performance of the fund in comparison with the fund's peer group and benchmarks. The trustees found that the fund has a superior performance record under the management of PRIMECAP Management relative to both the Russell Midcap Growth Index and the fund's peer group.

COST

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement, the fund's advisory fee remains below the average fee for its peer group. Information about the fund's expense ratio appears in the "About Your Fund's Expenses" section of this report as well as in the "Financial Statements" section, which also includes information about the advisory fee rate. The board does not consider profitability of the advisor in determining whether to approve the advisory fee, because the advisor is independent of Vanguard and the advisory fee is the result of arm's-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

Shareholders in Vanguard Capital Opportunity Fund benefit from economies of scale because of the breakpoints in the fund's advisory fee schedule, which reduce the effective rate of the fee as the fund's assets increase.

The advisory agreement will continue for one year and is renewable by the fund's board after that for successive one-year periods.

23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral,and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com
All other marks are the exclusive property of their respective owners.
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.	Fund Information 800-662-7447
For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 800-662-2739
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 800-523-1036
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For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.
Q1112 052005

Vanguard® Global Equity Fund

March 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

6	ADVISOR'S REPORT

10	FUND PROFILE

12	GLOSSARY OF INVESTMENT TERMS

13	PERFORMANCE SUMMARY

14	FINANCIAL STATEMENTS

28	ABOUT YOUR FUND'S EXPENSES

29	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	Vanguard Global Equity Fund advanced 15.1% during the six months ended March 31, 2005, surpassing the return of its primary benchmark index and the average return of competing funds.

•	Most stock markets around the world rose during the period. The continued weakness of the U.S. dollar relative to many currencies improved foreign-stock returns for U.S.-based investors.

•	The advisors' stock selections and emphasis on certain countries fueled the fund's superior performance.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do..

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that--informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

Vanguard Global Equity Fund returned 15.1% during the six months ended March 31, 2005, besting the return of its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, and the average return of its peer group.

Total Returns	Six Months Ended March 31, 2005

Vanguard Global Equity Fund	15.1%
MSCI All Country World Index	11.3
Average Global Fund*	10.3

*Derived from data provided by Lipper Inc.

The adjacent table presents the total returns (capital change plus reinvested distributions) for your fund and its performance yardsticks. Your fund’s distributions and change in share price are shown in the table on page 5.

Approximately half of the Global Equity Fund’s return came from holdings in the three countries representing its largest allocations: the United States, the United Kingdom, and Japan. Holdings in emerging markets also did particularly well.

STOCKS ADVANCED, THEN STALLED DURING THE PAST SIX MONTHS

In the first three months of the fund’s fiscal half-year, stock markets here and abroad advanced smartly. However, the markets either slowed or gave back some of their gains in the last three months, as more investors worried increasingly about signs of rising inflation, including sharply higher prices for commodities.

For the six-month period, international equities posted outstanding returns compared with U.S. stocks. And while the U.S. dollar rebounded modestly against major foreign currencies in early 2005, the rebound wasn’t enough to offset the dollar’s earlier weakness. Over the six-month period, the dollar lost a bit of ground relative to the euro and other major currencies, further adding to returns for U.S.-based investors. For exam-

ple, the MSCI Europe Index posted robust six-month returns of 11.5% in local currencies and 16.5% for U.S.-based investors. Returns across European sectors were generally positive, with financials and telecommunication services stocks providing the strongest boost in the first three months of the half-year, when European markets did particularly well.

The MSCI Pacific Index also recorded strong returns, advancing 8.4% in local currencies and 12.1% in U.S. dollars. The Japanese stock market—by far Asia’s largest—earned 7.1% in yen and 10.4% in dollars, as Japan’s economy continued to benefit from increasing interaction with the booming Chinese economy. Emerging markets outperformed developed markets, with the Select Emerging Markets Index gaining 14.3% in local currencies and 20.7% in dollars.

Meanwhile, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 7.7%—a solid but modest result compared with returns from overseas. Continuing a multiyear trend, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth. Not surprisingly, the top performers for the period were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Market Barometer		Total Returns Periods Ended March 31, 2005
		Six Months	One Year	Five Years*

Stocks	MSCI All Country World Index
	ex USA (International)	15.8%	16.1%	-0.1%
	Russell 1000 Index (Large-caps)	7.7	7.2	-3.0
	Russell 2000 Index (Small-caps)	8.0	5.4	4.0
	Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
	(Entire market)

Bonds	Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
	(Broad taxable market)
	Lehman Municipal Bond Index	1.2	2.7	6.6
	Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI	Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

THE FUND BENEFITED FROM SMART STOCK-PICKING

The fund’s strong performance can be attributed to profit-able stock selections made around the globe by the advisors. For instance, U.S. stocks make up about half of the composition of the MSCI All Country World Index, but the advisors had about one-third of fund assets allocated there. However, while the index’s U.S. stocks rose about 7% during the six-month period, the fund’s holdings increased more than 13%. The most notable contributor was Apple Computer, whose soaring iPod sales helped it rise about 115% during the period.

The advisors also underweighted European stocks, which represent the second largest region in the benchmark index. Yet the fund’s European holdings rose nearly 19%, outperforming the European stocks in the index by several percentage points. In Japan, Global Equity’s weighting was close to that of the index, but again, the advisors’ selections outperformed that nation’s stocks in the index, by a couple of percentage points. Elsewhere among developed Asian markets, Hong Kong-based conglomerate Jardine Strategic Holdings (+51%) and its subsidiary, Jardine Matheson Holdings (+26%), both large holdings, were top contributors.

Fund Assets Managed	March 31, 2005
	$ Million	Percentage

Marathon Asset Management LLP	$1,017	60%

Acadian Asset Management, Inc.	616	37

Cash Investments*	48	3

Total	$1,681	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Compensating for their underweighting of stocks in the United States and Europe, your advisors overweighted stocks in less developed nations, such as South Africa, the Philippines, Thailand, and Indonesia, reaping handsome gains.

In terms of industry sectors, the advisors continued to overweight consumer discretionary stocks, which again outperformed the global market in the wake of healthy consumer spending. Superior stock-picking enhanced the overweighting, as was also the case with industrial stocks.

The advisors underweighted three sectors—energy, utilities, and health care—to a degree that negated the positive influence of their successful stock selections. In all three industries, the fund held superior-performing companies, but the underweightings prevented an even greater margin of success versus the index.

For more details on the fund’s performance and individual securities, see the Advisor’s Report, which begins on page 6.

THE REWARDS OF DISCIPLINE AND PATIENCE

Global Equity Fund’s outstanding long-term record illustrates the value of stock-picking that is disciplined and, at times, contrarian. Your fund relies on a “bottom-up” approach, selecting stocks one at a time around the world that are perceived to be undervalued by most investors. As we noted in our last report to you six months ago, the fund adopted a multimanager structure when it reopened to new accounts on October 22, 2004.

Annualized Expense Ratios:
Your fund compared with its peer group

	Fund	Average Global Fund

Global Equity Fund	0.86%	1.77%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Acadian Asset Management, Inc., a Boston-based investment advisory firm, began managing a portion of the fund’s assets on that date and oversaw a little more than a third of fund assets at the end of the fiscal half-year. Acadian uses a computer-driven approach in identifying the most promising companies, a strategy that complements that of Marathon Asset Management LLP of London, which has used more traditional methods of analyzing stocks since the fund’s inception in 1995.

Both advisors believe in the virtues of diversification and careful stock selection. This enables our long-term shareholders to benefit from investment convictions that are sometimes out of step with short-term trends. That means, of course, that the fund’s recent run of superior performance could be interrupted at any time by a period of underperformance. We hope you understand the nature of active stock investing and believe, as we do, that experienced managers who consistently apply their strategies and are aided by sustainable low costs can amply reward investors over longer time periods.

As we suggest with any international or global fund, we recommend that you use the Global Equity Fund as just one element of a widely diversified portfolio. The same discipline, diversification,

and long-range thinking that the advisors use in managing your fund are smart approaches to managing all your investments.

As always, we appreciate your confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 18, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Global Equity Fund	$16.08	$18.01	$0.21	$0.27

ADVISOR’S REPORT

During the six months ended March 31, 2005, Vanguard Global Equity Fund returned 15.1%, compared with an 11.3% gain in the MSCI All Country World Index, the fund’s primary benchmark. During this period, the average global fund rose 10.3%. Over the past 12 months, the fund rose 14.8%, compared with an 11.4% return for the index. These short-term performance numbers have somewhat limited validity given the long-term perspective of investors and our average security holding period of more than five years. (This report focuses on the portion of the fund managed by Marathon Asset Management of London, representing 60% of the fund’s assets as of March 31, 2005.)

Over the five years ended March 31, the fund outperformed its benchmark by more than 10 percentage points on an annual basis. Therefore, the more recent periods represent a major decline in the fund’s margin of outperformance. Given that money managers experience alternating periods of hot and cool streaks, investors in the Global Equity Fund should expect to experience periods of more sluggish performance. Unfortunately, we have no way of knowing when such a period will begin; therefore, we don’t know the significance of the fund’s recent smaller margins of superior performance. It would be wise to conclude that this is the beginning of just such a period for the relative returns for Marathon-London’s investment style. Let us hope that this forecast is too pessimistic.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company’s strategies for new investment and for dealing with competition within its industry.

THE INVESTMENT ENVIRONMENT

The past six months were dominated by some significant changes in investor expectations. The idea that interest rates were on a gradually rising trend became more firmly embedded in investors’ minds, and the strength of commodity prices (especially the price of oil) had the potential to squeeze corporate profit margins in a wide range of industries. This was in stark contrast to the environment of the previous 20-plus years, which was dominated by lower interest rates and rising equity valuations. We continue to invest the fund’s assets significantly differently from the composition of the index, both in country allocations and in stock selections, in the belief that the investment environment does not favor capitalization-weighted stock market indexes and will not do so for the foreseeable future. Interestingly, the growing interest in alternative investment strategies and asset classes is consistent with this view and, as with all things investment-oriented, will tend to be self-fulfilling and self-reinforcing.

As interest rates rose during the half-year, there was a modest turnaround in the direction of the U.S. dollar, which toward the end of 2004 was drowning in a sea of investor pessimism about its prospects. However, the recovery in the U.S. economy, the expansion of the U.S. trade deficit, and the associated purchase of U.S. Treasury bills by foreign central banks became defining features of a global economic recovery. Partly as a result, reflationary monetary policies were pursued in many parts of the world. This is likely to prove a mixed blessing for equities but will surely be a negative for government bond prices all over the world. Thus, the most recent six-month period is most likely part of a longer trend.

THE FUND’S SUCCESSES

In referring above to the fund’s long-term outperformance, it is worth noting that most of the bets that contributed to this outperformance remain in place. In the case of Southeast Asia, we are contemplating taking some profits, but this is very much stock-specific and is presently confined to companies whose share prices already discount most of the good things that might happen during this up-cycle. An example of this is our reduction of the fund’s holdings of the oil refiner Caltex Australia. Low returns as a result of global overcapacity had dissuaded new investment in refineries in recent years, but with global oil consumption increasing, especially in Asia, Caltex’s capacity utilization and, hence, its profit margins significantly improved, leading to an eightfold rise in the share price over the last three years.

During the past six months, the low turnover rate for our portion of the fund implied a holding period of more than five years, which is signifi-cantly longer than the mutual fund average. Most of our portfolio changes occurred in our North American holdings. One notable change was the sale of shares in Apple Computer, whose soaring price discounted the stock’s prospects of further appreciation faster than we expected.

Burlington Northern Santa Fe, Inco, and Unitrin were sold at gains in order to finance new investments. Important new investments were made in Dow Jones and, after the end of the fiscal half-year, in Amazon.com. Additional investments were made in Costco Wholesale (reflecting our long-term confidence in that firm’s strategy), in Viad (in anticipation of increased spending on marketing), and in Nortel Networks (whose accounting woes and share-price malaise entered their second year).

In Europe, our strategy remains one of focusing on management situations and looking for opportunities to lighten exposure to cyclicals after a period of relatively strong returns. There may also be some opportunity to reduce relative exposure to midsize companies because their performance strongly exceeded expectations over the last few years and the portfolio remains very underweighted in the larger-capitalization segment of the index. New positions were started in Hays, an upmarket recruitment business with strong management that has been effectively detached from the conglomerate in which it resided for the last decade, and Rexam, a leader in the beverage-can business that is benefiting from much improved capital investment in that industry. Notable among our sales was that of Schibsted, whose stock tripled from its post-bubble lows and whose management appeared anxious to engage in mergers and acquisitions—a worrying prospect!

Our activity in Japan continued the recent theme of adding to larger-capitalization issues with strong cash flows, such as NTT DoCoMo, Tokyo Electric Power, Nintendo, and Kao. The portfolio is also biased toward companies that are likely to benefit from industry consolidation, such as Alfresa Holdings, which is one of the three largest companies in the fragmented pharmaceutical wholesale business. We also initiated a position in Sony before this icon of corporate Japan announced that it was to be led by a Welshman who lives in New York—a sign of the willingness of corporate Japan to be open to change.

THE FUND’S WEAKNESSES

The Global Equity Fund’s outperformance during the reporting period came largely from individual stock selections; our country allocations were not a particular success. The fund missed out on the strength of the euro due to an underweighted position in Europe. Also, some of the Asian markets, such as Thailand, experienced profit-taking, while others, such as Hong Kong, simply underperformed the index. We have large continuing overweightings in these markets and are taking a long-term view.

In addition, we did not enjoy unqualified success in our stock picking. A number of bets went against us, most particularly Nortel Networks and Lucent Technologies. Nearly 2% of the fund was invested in these companies during the six months, and their shares continued to decline against a background of uncertainty regarding spending on telecommunications equipment and, in the case of Nortel, accounting controversy.

THE FUND’S POSITIONING

Unfortunately, the overall outlook for stocks, which was positive around the time of the onset of the Iraq war, has taken a turn for the worse, with higher commodity prices pressuring earnings and rising interest rates likely to bear down on stock valuations. It is quite possible that this will be the situation throughout 2005. Our perception is that the Federal Reserve Board (and other central banks) will tend to be reactive in contrast to their progressive rhetoric. However, there will be bright spots. Corporate liquidity suggests continued buoyancy in merger-and-acquisition activity, and capital spending should continue its recovery. This cautious scenario is consistent with the longer-term perspective of equity markets delivering far lower returns than during the 1980–2000 period, when companies grew into the fancy valuations they were accorded during the disinflationary era with its associated declining interest rates. The portfolio continues to be invested very differently from the index, consistent with the premise that capitalization-weighted indexes offer little scope for broad advances.

Jeremy Hosking, PORTFOLIO MANAGER

MARATHON ASSET MANAGEMENT LLP, LONDON

APRIL 21, 2005

FUND PROFILES
As of 3/31/2005	This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 12.

GLOBAL EQUITY FUND
Portfolio Characteristics

	Fund	Comparative Index*

Number of Stocks	470	2,400
Turnover Rate	54%**	—
Expense Ratio	0.86%**	—
Short-Term Reserves	4%	—

Volatility Measures
		Comparative
	Fund	Index*
R-Squared	0.90	1.00
Beta	0.99	1.00

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index*
Consumer Discretionary	15%	12%
Consumer Staples	7	9
Energy	8	9
Financials	23	24
Health Care	5	10
Industrials	13	10
Information Technology	7	11
Materials	9	6
Telecommunication Services	8	5
Utilities	1	4

Short-Term Reserves	4%	—

Sector percentages exclude futures and currency contracts held by the fund.

  *MSCI All Country World Index.
**Annualized.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	1.3%
(pharmaceuticals)

ChevronTexaco Corp.	1.3
(energy and utilities)

Costco Wholesale Corp.	1.2
(retail)

Burlington Northern Santa Fe Corp.	1.2
(transportation services)

Credit Suisse Group (Registered)	1.1
(banking)

Jardine Matheson Holdings Ltd.	1.1
(retail)

H & R Block, Inc.	1.1
(financial services)

Nextel Communications, Inc.	1.0
(telecommunications)

ConocoPhillips Co.	1.0
(energy and utilities)

Banco Bilbao Vizcaya Argentaria SA	0.9
(banking)

Top Ten	11.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

Country Diversification (% of portfolio)	Fund	Comparative Index*

EUROPE
United Kingdom	9%	11%
Spain	3	2
Switzerland	2	3
France	2	4
Netherlands	2	2
Germany	2	3
Sweden	1	1
Italy	1	2
Finland	1	1
Belgium	0	1

Subtotal	23%	30%

PACIFIC
Japan	9%	9%
Hong Kong	5	1
Australia	3	2
Singapore	1	0
Malaysia	1	0

Subtotal	19%	12%

EMERGING MARKETS
South Africa	2%	1%
Thailand	2	0
China	1	0
Philippines	1	0
South Korea	1	1
Taiwan	1	1
Indonesia	1	0
Russia	1	0
Other Emerging Markets	3	2

Subtotal	13%	5%

NORTH AMERICA
United States	35%	50%
Canada	6	3

Subtotal	41%	53%

Short-Term Reserves	4%	—

Total	100%	100%

Country percentages exclude futures and currency contracts held by the fund.

  *MSCI All Country World Index.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

       Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta.   A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

PERFORMANCE SUMMARY
As of 3/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

GLOBAL EQUITY FUND

Fiscal-Year Total Returns (%) August 14, 1995–March 31, 2005

  *Six months ended March 31, 2005.
Note: See Financial Highlights table on page 24 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Global Equity Fund	8/14/1995	14.85%	9.71%	9.93%	1.46%	11.39%

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Global Equity Fund	Shares	Market Value^ (000)

COMMON STOCKS (95.4%) (1)

Australia (2.9%)
Australia & New Zealand
Bank Group Ltd.	829,146	$ 13,214
Commonwealth Bank
of Australia	214,300	5,794
Insurance Australia Group Ltd.	990,300	4,854
Telstra Corp. Ltd.	1,108,600	4,367
Santos Ltd.	585,910	4,086
Aristocrat Leisure Ltd.	386,500	3,039
Caltex Australia Ltd.	174,022	2,087
Iluka Resources Ltd.	420,516	1,847
BlueScope Steel Ltd.	274,200	1,843
Westpac Banking Corp., Ltd.	106,100	1,563
Amcor Ltd.	275,053	1,523
Orica Ltd.	82,100	1,159
WMC Resources Ltd.	176,636	1,080
Alumina Ltd.	204,000	932
*Zinifex Limited	244,800	562
Rinker Group Ltd.	65,098	544
Promina Group Ltd.	66,800	255
BHP Billiton Ltd.	17,100	239

		48,988

Austria (0.3%)
Bank Austria Creditanstalt	49,617	4,902
Voestalpine AG	2,700	209

		5,111

Belgium (0.3%)
Dexia	219,800	5,244

Canada (5.7%)
Imperial Oil Ltd.	162,600	12,367
Rogers Communications, Inc.
Class B	367,900	10,014
Bombardier Inc. Class B	4,268,200	9,525
Telus Corporation-Non Voting	276,800	8,518
*Nortel Networks Corp.	2,988,330	8,158
Royal Bank of Canada	105,900	6,439
Alcan Inc.	158,800	6,038

Global Equity Fund	Shares	Market Value^ (000)

Canadian National Railway
Company	94,800	$ 5,983
National Bank of Canada	116,100	5,026
BCE Inc.	155,700	3,893
Agrium, Inc.	176,150	3,215
Teck Cominco Limited Class B	68,100	2,525
Fairmont Hotels & Resorts Inc.	74,300	2,459
*ACE Aviation Holdings, Inc.	70,600	2,212
Abitibi-Consolidated Inc.	446,200	2,065
PetroKazakhstan Inc.	45,600	1,837
Canadian Natural Resources Ltd.	26,300	1,486
*Telesystem International
Wireless Inc	71,500	1,092
*Algoma Steel, Inc.	27,800	753
Novelis Inc.	31,760	696
Metro Inc.	28,300	654
EnCana Corp.	8,100	572
Methanex Corp.	26,700	514
Penn West Petroleum Ltd.	4,500	298

		96,339

China (1.4%)
China Mobile (Hong Kong) Ltd.	3,174,500	10,375
PetroChina Co. Ltd.	10,534,000	6,609
China Telecom Corp. Ltd.	14,668,000	5,111
Tsingtao Brewery Co., Ltd.	1,418,000	1,480

	23,575

Denmark (0.3%)
*William Demant A/S	47,800	2,393
Coloplast A/S B Shares	35,400	1,848
*Vestas Wind Systems A/S	89,999	1,302

		5,543

Finland (0.8%)
Sampo Oyj A Shares	450,200	6,559
Metso Oyj	173,500	3,118
TietoEnator Oyj B Shares	78,020	2,675
M-Real Oyj B Shares	271,915	1,614
Rautaruuki Oyj	32,200	433

		14,399

France (2.4%)
BNP Paribas SA	164,972	11,730
Cie. de St. Gobain SA	66,500	4,064
Carrefour SA	64,208	3,419
Groupe Danone	30,700	3,064
Sanofi-Aventis (Germany)	34,480	2,917
Sanofi-Aventis	32,450	2,748
*SCOR SA	1,217,900	2,615
*Alcatel SA	208,100	2,520
AXA	93,800	2,506
*Atos Origin SA	26,400	1,791
Thales SA	39,200	1,639
*PagesJaunes SA	54,750	1,350
France Telecom SA	4,900	147

		40,510

Germany (2.0%)
Continental AG	93,135	7,241
BASF AG	55,100	3,910
E.On AG	38,620	3,333
Fresenius Medical Care AG	40,900	3,325
Muenchener Rueckversicherungs-
Gesellschaft AG (Registered)	26,114	3,152
Hochtief AG	94,239	3,005
Bayerische Motoren Werke AG	61,480	2,801
Man AG	47,649	2,137
Deutsche Post AG	82,200	2,012
Adidas-Salomon AG	11,367	1,808
Fresenius Medical Care AG ADR	29,244	795
Rheinmetall AG Pfd.	3,830	204

		33,723

Hong Kong (4.6%)
Jardine Matheson Holdings Ltd.	1,055,902	18,366
Jardine Strategic Holdings Ltd.	1,305,400	13,054
New World
Development Co., Ltd.	7,326,020	7,164
Television Broadcasts Ltd.	1,068,000	5,378
Henderson Land
Development Co. Ltd.	1,117,000	4,959
Hong Kong Aircraft &
Engineering Co., Ltd.	668,000	4,252
Hysan Development Co., Ltd.	2,066,875	4,083
Hong Kong Exchanges
& Clearing Ltd.	1,135,000	2,927
Wheelock and Co. Ltd.	1,901,000	2,726
Esprit Holdings Ltd.	342,500	2,335
Hong Kong and Shanghai
Hotels Ltd.	2,491,000	2,296
SmarTone
Telecommunications Ltd.	2,082,790	2,295
*First Pacific Co. Ltd.	6,988,000	2,215
i-CABLE Communications Ltd.	5,207,000	1,884
*Next Media Ltd.	2,894,000	1,235
Mandarin Oriental
International Ltd.	1,271,690	1,068
Asia Satellite
Telecommunications
Holdings Ltd.	369,500	704

		76,941

Indonesia (0.8%)
PT Astra International Tbk	3,140,576	3,478
PT Bank Indonesia Tbk	58,085,229	3,096
PT Semen Gresik Tbk	1,231,000	2,151
PT Gudang Garam Tbk	1,149,900	1,954

Global Equity Fund	Shares	Market Value^ (000)

PT Indofood Sukses
Makmur Tbk	10,823,000	$ 1,325
PT Matahari Putra Prima Tbk	12,562,500	875
*PT Citra Marga Nusaphala
Persada Tbk	774,000	81
*PT Mulia Industrindo Tbk	921,000	37

		12,997

Ireland (0.4%)
Independent News &
Media PLC	941,918	3,108
Eircom Group PLC	641,000	1,691
Fyffes PLC	462,500	1,352

		6,151

Italy (0.9%)
*Luxottica Group SpA ADR	179,800	3,668
Saipem SpA	271,200	3,447
Unicredito Italiano SpA	505,900	2,981
*Fastweb SpA	52,836	2,593
*Fiat SpA	245,300	1,790
Banca Intesa SpA	118,200	602
Natuzzi SpA-SP ADR	50,700	527

		15,608

Japan (8.7%)
Mitsui Osk Lines Ltd.	2,159,000	13,865
Dai-Nippon Printing Co., Ltd.	304,000	4,957
Kawasaki Kisen Kaisha Ltd.	684,000	4,720
Japan Tobacco, Inc.	416	4,624
Sumitomo Mitsui
Financial Group, Inc.	533	3,606
Fuji Photo Film Co., Ltd.	94,000	3,435
East Japan Railway Co.	636	3,422
Kirin Brewery Co., Ltd.	350,000	3,414
Tokyo Gas Co., Ltd.	842,000	3,398
FamilyMart Co., Ltd.	114,900	3,388
Nippon Oil Corp.	465,000	3,306
Nippon Telegraph and
Telephone Corp.	648	2,835
Sumitomo Trust &
Banking Co., Ltd.	434,000	2,828
Mitsubishi Corp.	214,300	2,779
Ito-Yokado Co., Ltd.	69,000	2,751
NTT DoCoMo, Inc.	1,439	2,410
Chiba Bank Ltd.	372,000	2,404
Sumitomo Electric
Industries Ltd.	208,000	2,213
Kao Corp.	96,000	2,209
Tokyo Broadcasting
System, Inc.	112,000	2,188
Nippon Sanso Corp.	368,000	2,156
Sumitomo Forestry Co.	218,000	2,151
Nintendo Co.	19,700	2,150
Tanabe Seiyaku Co., Ltd.	212,000	2,111
Toyota Motor Corp.	56,000	2,081
Bank of Yokohama Ltd.	338,000	2,063
Sankyo Co., Ltd.	41,000	1,986
Hitachi Ltd.	319,000	1,980
Matsushita Electric
Industrial Co., Ltd.	134,000	1,972
Takeda Chemical Industries Ltd.	40,000	1,907
Sumitomo Metal Mining Co.	251,000	1,889
Komatsu Ltd.	251,000	1,885
Onward Kashiyama Co., Ltd.	126,000	1,862
Tokyo Electric Power Co.	72,800	1,768
Matsushita Electric Works, Ltd.	205,000	1,765
Nippon Suisan Kaisha Ltd.	508,000	1,721
Nippon Yusen Kabushiki
Kaisha Co.	277,000	1,669
Secom Co., Ltd.	40,000	1,663
Mitsui Trust Holding Inc.	165,000	1,637
Kawasaki Heavy Industries Ltd.	928,000	1,601
JS Group Corp.	82,000	1,507
Yamaha Motor Co., Ltd.	88,000	1,507
Sompo Japan Insurance Inc.	142,000	1,481
Sony Corp.	37,000	1,478
Nippon Meat Packers, Inc.	112,000	1,421
Shiseido Co., Ltd.	102,000	1,348
Nisshinbo Industries, Inc.	164,000	1,334
Bank of Fukuoka, Ltd.	206,000	1,293
Kinden Corp.	164,000	1,285
Ryosan Co., Ltd.	48,500	1,272
Toyo Seikan Kaisha Ltd.	68,000	1,261
NGK Insulators Ltd.	127,000	1,261
Toppan Forms Co., Ltd.	101,600	1,176
Alfresa Holdings Corp.	28,200	1,168
Daifuku Co., Ltd.	156,000	1,155
Nippon Mining Holdings Inc.	200,000	1,101
Seiko Epson Corp.	29,200	1,083
Mitsubishi Gas Chemical Co.	227,000	1,066
Nippon Steel Corp.	397,000	1,003
Isetan Co.	74,000	963
Shimizu Corp.	176,000	902
Aisin Seiki Co., Ltd.	34,000	774
Tokyo Ohka Kogyo Co., Ltd.	35,400	757
Koito Manufacturing Co., Ltd.	63,000	628
Yamatake Corp.	50,000	611
Sekisui House Ltd.	56,000	598
Ono Pharmaceutical Co., Ltd.	11,200	584
Lintec Corp.	38,000	553
Noritake Co., Ltd.	122,000	549
Toyota Tsusho Corp.	26,000	437
Inabata & Co., Ltd.	49,000	418
Fujitsu Fronttec Ltd.	32,700	408

Global Equity Fund	Shares	Market Value^ (000)

Toshiba TEC Corp.	62,000	$ 300
Nissan Diesel Motor Co., Ltd.	42,000	188
Tsuzuki Denki Co., Ltd.	20,000	80

		145,719

Luxembourg (0.3%)
Arcelor	253,120	5,795

Malaysia (0.9%)
Resorts World Bhd	1,840,000	4,524
Telekom Malaysia Bhd	888,000	2,276
CIMB Bhd	1,601,800	2,170
British American Tobacco Bhd	165,000	1,888
Commerce Asset Holdings Bhd	1,396,000	1,682
Malaysian Airline System Bhd	758,000	758
Kumpulan Guthrie Bhd	1,099,000	624
*Multi-Purpose Holdings Bhd	2,540,000	597
Lion Industries Corp. Bhd	380,000	134
*Multi-Purpose Holdings Bhd
Warrants Exp. 2/26/2009	254,000	27

		14,680

Mexico (0.1%)
America Movil SA de
CV Series L ADR	15,400	795
Telefonos de Mexico
SA Class L ADR	16,000	552

		1,347

Netherlands (2.2%)
ING Groep NV	276,700	8,381
Royal Dutch Petroleum Co.	96,400	5,792
*Koninklijke (Royal) Philips
Electronics NV	141,871	3,917
Heineken NV	108,650	3,777
*Koninklijke Nedlloyd NV	65,021	3,663
TPG NV	110,100	3,136
Koninklijke KPN NV	300,554	2,697
*Koninklijke Numico NV	48,400	1,986
Koninklijke Boskalis
Westminster NV	34,574	1,358
Randstad Holding NV	30,300	1,353
Wolters Kluwer NV	69,492	1,272
Stork NV	6,100	238

		37,570

New Zealand (0.2%)
Telecom Corp. of
New Zealand Ltd.	468,517	2,028
Carter Holt Harvey Ltd.	660,000	927
Wrightson Ltd.	50,783	65

		3,020

Norway (0.2%)
DnB NOR ASA	228,000	2,339
Schibsted ASA	28,800	759

		3,098

Philippines (1.2%)
Ayala Corp.	64,511,300	8,923
Globe Telecom, Inc.	417,900	6,691
Jollibee Foods Corp.	2,999,000	1,556
Banco De Oro	2,613,000	1,284
ABS-CBN Broadcasting Corp.	3,806,100	1,056

		19,510

Poland (0.1%)
Polski Koncern Naftowy SA	94,642	1,371

Russia (0.7%)
OAO Lukoil Holding-
Sponsored ADR	53,300	7,222
*OAO VimpelCom	53,600	1,845
*OAO Gazprom-Sponsored ADR	38,000	1,281
Tatneft ADR	13,800	442
Mining and Metallurgical Co.
Norilsk Nickel ADR	5,100	298

		11,088

Singapore (0.9%)
SembCorp Marine Ltd.	4,337,000	5,072
BIL International Ltd.	4,553,000	3,172
Singapore Airlines Ltd.	342,000	2,463
Great Eastern Holdings Ltd.	282,000	2,393
United Industrial Corp., Ltd.	2,593,000	1,666
Overseas Union Enterprise Ltd.	194,000	958

		15,724

South Africa (2.4%)
Sun International Ltd.	593,681	5,996
RMB Holdings Ltd.	1,550,600	5,342
Hosken Consolidated
Investments Ltd.	1,103,148	5,140
Nedcor Ltd.	357,447	4,319
Anglo American PLC	145,345	3,441
Pretoria Portland
Cement Co., Ltd.	87,700	3,113
FirstRand Ltd.	1,439,000	3,086
Venfin Ltd.	683,690	3,017
JD Group Ltd.	303,446	2,996
Anglo American
Platinum Corp.	62,500	2,349
Gold Fields Ltd.	140,040	1,615

		40,414

South Korea (1.0%)
Korea Electric Power Corp.	316,820	8,145
POSCO	32,650	6,465
Samsung Electronics Co., Ltd.	950	468

Global Equity Fund	Shares	Market Value^ (000)

Samyang Corp.	8,820	$ 370
Kookmin Bank	7,000	312
Hyundai Motor Co. Ltd.	5,000	270
Korea Iron & Steel Co., Ltd.	4,000	100
Kiswire Ltd.	3,000	52

		16,182

Spain (2.8%)
Banco Bilbao Vizcaya
Argentaria SA	975,500	15,917
Acerinox SA	272,500	4,480
Acciona SA	48,700	4,410
Banco Popular Espanol SA	63,300	4,107
Banco Santander Central
Hispano SA	334,800	4,085
ACS, Actividades de
Contruccion y Servisios, SA	130,700	3,244
Telefonica SA	141,740	2,468
*Sogecable SA	58,747	2,360
*Gestevision Telecinco SA	69,900	1,630
Metrovacesa SA	28,700	1,538
NH Hoteles SA	104,040	1,341
Viscofan SA	58,000	575
Prosegur Cia de Seguridad
SA (Registered)	20,000	429

		46,584

Sweden (1.4%)
TeliaSonera AB	1,564,000	9,364
Svenska Handelsbanken
AB A Shares	183,400	4,351
*Telefonaktiebolaget
LM Ericsson AB Class B	1,324,700	3,752
Assa Abloy AB	189,200	2,689
Svenska Cellulosa AB B Shares	62,700	2,377
Hoganas AB B Shares	46,850	1,351

		23,884

Switzerland (2.4%)
Credit Suisse Group
(Registered)	433,530	18,610
Zurich Financial Services AG	39,610	6,981
Novartis AG (Registered)	84,840	3,974
Cie. Financiere Richemont AG	109,600	3,458
Adecco SA (Registered)	42,800	2,360
Geberit AG	2,240	1,648
*Logitech International SA	25,800	1,573
Publigroupe SA	3,140	1,000
*Swiss Life Holding	5,670	856
Kuehne & Nagel
International AG	720	156

		40,616

Taiwan (0.8%)
China Steel Corp.	6,866,000	7,641
Chunghwa Telecom Co., Ltd.	978,000	2,018
Taiwan Semiconductor
Manufacturing Co., Ltd.	958,000	1,563
Taiwan Cellular Corp.	887,000	900
Far EasTone
Telecommunications Co., Ltd.	627,000	793
*ProMOS Technologies Inc.	1,824,000	745
Ritek Corp.	1,178,000	375

		14,035

Thailand (1.5%)
Siam Cement PLC Non-Voting
Depository Receipts	1,210,200	7,735
Advanced Information
Services Co. Ltd. (Foreign)	2,406,000	6,151
Siam Cement PLC (Foreign)	745,300	5,030
Kasikornbank Public Co.
Ltd. (Foreign)	2,332,900	3,489
MBK Development
Public Co. Ltd. (Foreign)	813,400	1,050
National Finance & Securities
PLC (Foreign)	2,307,000	885
Siam Commercial Bank
PLC (Foreign)	505,300	652
GMM Grammy Public Co.
Ltd. Non-Voting
Depository Receipts	997,000	413
GMM Grammy Public Co.
Ltd. (Foreign)	642,000	266
Post Publishing Public Co. Ltd.	1,300,000	174
Matichon PLC (Foreign)	25,000	45

		25,890

Turkey (0.3%)
Haci Omer Sabanci Holding A.S	663,053	2,295
*Dogan Sirketler Grubu
Holding A.S	622,000	1,619
*Vestel Elektronik Sanayi ve
Ticaret A.S	89,826	358
Anadolu Efes Biracilik ve
Malt Sanayii A.S	5,983	116
Enka Insaat ve Sanayi A.S	7,548	108

		4,496

United Kingdom (9.2%)
SABMiller PLC	520,100	8,141
Royal Bank of Scotland
Group PLC	194,900	6,200
Shell Transport &
Trading Co. PLC	662,600	5,961
BHP Billiton PLC	404,100	5,429
Barclays PLC	529,500	5,419
Rio Tinto PLC	167,200	5,405

Global Equity Fund	Shares	Market Value^ (000)

Tesco PLC	854,400	$ 5,110
BAE Systems PLC	998,100	4,895
HBOS PLC	311,500	4,856
Diageo PLC	301,128	4,248
Reed Elsevier PLC	393,100	4,072
Antofagasta PLC	168,900	4,072
Hanson Building Materials PLC	427,850	4,048
Arriva PLC	386,433	3,835
Reckitt Benckiser PLC	119,290	3,788
Pilkington PLC	1,610,200	3,607
Associated British
Ports Holdings PLC	391,500	3,556
Cable and Wireless PLC	1,416,600	3,459
Vodafone Group PLC	1,254,700	3,332
BP PLC	311,100	3,231
Carnival PLC	58,014	3,184
BAA PLC	288,300	3,178
The Sage Group PLC	794,400	3,022
Intertek Testing Services PLC	201,900	2,949
ICAP PLC	544,600	2,821
Boots Group PLC	228,500	2,693
Capita Group PLC	372,800	2,646
Amvescap PLC	407,600	2,568
Stagecoach Group PLC	1,204,023	2,518
Provident Financial PLC	187,156	2,505
Compass Group PLC	548,835	2,504
Smiths Group PLC	143,410	2,306
ITV PLC	949,135	2,286
WPP Group PLC	190,900	2,170
Kidde PLC	627,100	1,980
Hilton Group PLC	346,300	1,969
AstraZeneca Group PLC	46,000	1,814
Enterprise Inns PLC	121,300	1,767
*Invensys PLC	5,973,600	1,750
*Enodis PLC	783,600	1,660
BT Group PLC	396,200	1,535
*Corus Group PLC	1,489,400	1,520
Rexam PLC	149,100	1,341
Bunzl PLC	117,300	1,146
Next PLC	36,300	1,091
Lloyds TSB Group PLC	120,600	1,085
Imperial Tobacco Group PLC	40,900	1,073
Hays PLC	333,400	839
Travis Perkins PLC	25,100	794
Devro PLC	285,000	689
GUS PLC	39,200	674
Aviva PLC	40,700	488
Halfords Group PLC	68,100	385
Sygen International PLC	408,600	279
*MyTravel Group PLC-
A Shares	1,181,000	131
Kier Group PLC	3,500	57

		154,081

United States (35.3%)
Auto & Transportation (2.7%)
Burlington Northern
Santa Fe Corp.	360,900	19,463
*Kansas City Southern	368,700	7,101
Autoliv, Inc.	92,100	4,389
*AMR Corp.	400,500	4,285
*Northwest Airlines Corp. Class A	634,500	4,245
Overseas Shipholding Group Inc.	53,300	3,353
Polaris Industries, Inc.	17,300	1,215
J.B. Hunt Transport Services, Inc.	20,900	915
PACCAR, Inc.	7,500	543
*Swift Transportation Co., Inc.	21,900	485

Consumer Discretionary (6.4%)
Costco Wholesale Corp.	471,800	20,844
*Liberty Media International Inc.
Class A	217,828	9,528
Liberty Media Corp.	884,504	9,172
*PRIMEDIA Inc. 2,072,800	9,017
International Speedway Corp.	139,650	7,576
Waste Management, Inc.	235,300	6,788
Viad Corp.	234,000	6,295
Blockbuster Inc. Class A	645,100	5,696
Sabre Holdings Corp.	245,430	5,370
Viacom Inc. Class A	151,600	5,312
*99 Cents Only Stores	394,700	5,198
Hollinger International, Inc.	451,800	4,925
Mattel, Inc.	213,600	4,560
*Amazon.com, Inc.	108,600	3,722
*Learning Tree International, Inc.	105,100	1,514
American Eagle Outfitters, Inc.	44,600	1,318
Abercrombie & Fitch Co.	21,100	1,208

Consumer Staples (1.2%)
Altria Group, Inc.	188,300	12,313
Pilgrim's Pride Corp.	74,900	2,675
Chiquita Brands International, Inc.	90,000	2,410
The Procter & Gamble Co.	26,300	1,394
Carolina Group	36,400	1,205
Sanderson Farms, Inc.	4,100	177

Financial Services (6.4%)
H&R Block, Inc.	357,700	18,092
Moody's Corp.	117,500	9,501
Bank of America Corp.	210,900	9,301

Global Equity Fund	Shares	Market Value^ (000)

First American Corp.	262,000	$ 8,630
Mercury General Corp.	121,900	6,736
The Goldman Sachs Group, Inc.	50,700	5,576
American Express Co.	107,297	5,512
W.R. Berkley Corp.	111,000	5,506
ACE Ltd.	125,000	5,159
MBIA, Inc.	93,900	4,909
Axis Capital Holdings Ltd.	172,700	4,670
Everest Re Group, Ltd.	51,700	4,400
Dow Jones & Co., Inc.	114,600	4,283
MGIC Investment Corp.	57,900	3,571
Progressive Corp. of Ohio	30,200	2,771
The Hartford Financial
Services Group Inc.	36,700	2,516
Montpelier Re Holdings Ltd.	69,600	2,446
Bear Stearns Co., Inc.	9,500	949
Doral Financial Corp.	38,800	849
*CompuCredit Corp.	22,700	604
Aspen Insurance Holdings Ltd.	18,000	454
Metropolitan Life Insurance Co.	11,200	438
PartnerRe Ltd.	4,800	310
IPC Holdings Ltd.	6,400	251
LandAmerica Financial Group, Inc.	2,500	125

Health Care (3.7%)
Johnson & Johnson	328,100	22,035
Schering-Plough Corp.	653,200	11,856
IMS Health, Inc.	355,630	8,674
*Medco Health Solutions, Inc.	111,500	5,527
Bristol-Myers Squibb Co.	206,900	5,268
Baxter International, Inc.	119,000	4,044
Merck & Co., Inc.	75,200	2,434
McKesson Corp.	55,800	2,106
*Genzyme Corp.-General Division	8,800	504

Integrated Oils (3.1%)
ChevronTexaco Corp.	367,200	21,411
ConocoPhillips Co.	161,100	17,373
Occidental Petroleum Corp.	94,300	6,711
ExxonMobil Corp.	104,200	6,210

Other Energy (0.8%)
Baker Hughes, Inc.	124,300	5,530
EOG Resources, Inc.	55,400	2,700
Apache Corp.	41,200	2,523
Chesapeake Energy Corp.	47,700	1,047
Kerr-McGee Corp.	8,800	689

Materials & Processing (1.8%)
Nucor Corp.	198,600	11,431
United States Steel Corp.	157,200	7,994
*Scotts Miracle-Gro Co.	107,600	7,557
Dow Chemical Co.	44,200	2,203
*USG Corp.	35,100	1,164
Metal Management, Inc.	12,300	316

Producer Durables (0.7%)
*Xerox Corp.	712,200	10,790
Danaher Corp.	12,800	684

Technology (4.2%)
Seagate Technology	742,900	14,524
Intel Corp.	625,200	14,523
*Oracle Corp.	717,800	8,958
*Lucent Technologies, Inc.	2,933,200	8,066
*Sun Microsystems, Inc.	1,922,300	7,766
*Dell Inc.	147,000	5,648
*Agere Systems Inc. Class B	2,736,700	3,886
*MicroStrategy Inc.	69,200	3,755
Microsoft Corp.	117,300	2,835
*OmniVision Technologies, Inc.	39,900	604

Utilities (3.7%)
*Nextel Communications, Inc.	616,700	17,527
*UnitedGlobalCom Inc. Class A	992,264	9,387
*Comcast Corp. Special Class A	268,800	8,978
SBC Communications Inc.	290,516	6,882
*Qwest Communications
International Inc.	1,819,800	6,733
CenturyTel, Inc.	163,400	5,366
Sprint Corp.	171,300	3,897
Exelon Corp.	37,400	1,716
TXU Corp.	20,100	1,601

Other (0.6%)
*Berkshire Hathaway Inc. Class B	3,471	9,913

		593,116

TOTAL COMMON STOCKS
(Cost $1,321,975)		1,603,349

	Shares	Market Value^ (000)

TEMPORARY CASH INVESTMENTS (7.7%) (1)

Money Market Funds (7.6%)
Vanguard Market Liquidity
Fund, 2.748%**	70,524,492	$ 70,524
Vanguard Market Liquidity
Fund, 2.748%**--Note G	57,730,757	57,731

		128,255

	Face
	Amount
	(000)

U.S. Agency Obligation (0.1%)
Federal National Mortgage Assn.†
(2)2.597%, 4/27/2005	$2,000	1,996

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $130,251)		130,251

TOTAL INVESTMENTS (103.1%)
(Cost $1,452,226)		1,733,600

OTHER ASSETS AND LIABILITIES (-3.1%)

Other Assets-Note C		13,598
Security Lending Collateral
Payable to Brokers--Note G		(57,731)
Other Liabilities		(8,608)

		(52,741)

NET ASSETS (100%)

Applicable to 93,345,504 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$1,680,859

NET ASSET VALUE PER SHARE		$18.01

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
† The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 5.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Securities with a value of $1,996,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

	Amount (000)	Per Share

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,364,677	$14.63
Undistributed Net
Investment Income	3,907.04
Accumulated Net Realized Gains	32,050.34
Unrealized Appreciation (Depreciation)
Investment Securities	281,374	3.01
Futures Contracts	(715)	(.01)
Foreign Currencies and
Forward Currency Contracts	(434)	—

NET ASSETS	$1,680,859	$18.01

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.3

Global Equity Fund Six Months Ended March 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends*	$ 13,861
Interest	877
Security Lending	151

Total Income	14,889

Expenses
Investment Advisory Fees-Note B
Basic Fee	1,801
Performance Adjustment	471
The Vanguard Group--Note C
Management and Administrative	2,910
Marketing and Distribution	87
Custodian Fees	193
Shareholders' Reports	29
Trustees' Fees and Expenses	1

Total Expenses	5,492
Expenses Paid Indirectly--Note D	(23)

Net Expenses	5,469

NET INVESTMENT INCOME	9,420

REALIZED NET GAIN (LOSS)
Investment Securities Sold	28,916
Futures Contracts	2,668
Foreign Currencies and Forward Currency Contracts	864

REALIZED NET GAIN (LOSS)	32,448

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	110,909
Futures Contracts	(715)
Foreign Currencies and Forward Currency Contracts	(446)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	109,748

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$151,616

*Dividends are net of foreign withholding taxes of $462,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Global Equity Fund
	Six Months Ended Mar. 31, 2005 (000)	Nov. 1, 2003, to Sept. 30, 2004* (000)	Year Ended Oct. 31, 2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$9,420	$11,752	$4,483
Realized Net Gain (Loss)	32,448	18,513	3,532
Change in Unrealized Appreciation (Depreciation)	109,748	66,053	138,142

Net Increase (Decrease) in Net Assets Resulting from Operations	151,616	96,318	146,157

Distributions
Net Investment Income	(13,896)	(6,819)	(1,743)
Realized Capital Gain**	(17,866)	(3,409)	(436)

Total Distributions	(31,762)	(10,228)	(2,179)

Capital Share Transactions [1]
Issued	671,393	341,628	401,703
Issued in Lieu of Cash Distributions	28,549	9,216	2,014
Redeemed	(103,995)	(135,487)	(106,603)

Net Increase (Decrease) from Capital Share Transactions	595,947	215,357	297,114

Total Increase (Decrease)	715,801	301,447	441,092

Net Assets
Beginning of Period	965,058	663,611	222,519

End of Period	$1,680,859	$965,058	$663,611

[1] Shares Issued (Redeemed)
Issued	37,529	22,206	33,416
Issued in Lieu of Cash Distributions	1,626	612	186
Redeemed	(5,842)	(8,680)	(8,950)

Net Increase (Decrease) in Shares Outstanding	33,313	14,138	24,652

  *The fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Includes fiscal 2005, 2004, and 2003 short-term gain distributions totaling $8,933,000, $3,409,000, and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Global Equity Fund
	Six Months Ended	Nov.1, 2003, to	Year Ended October 31,
For a Share Outstanding Throughout Each Period	Mar. 31, 2005	Sept. 30, 2004*	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Period	$16.08	$14.46	$10.48	$11.31	$13.71	$14.10	$12.11

Investment Operations
Net Investment Income	.11	.191	.12	.09	.13	.26	.20
Net Realized and Unrealized Gain (Loss)
on Investments	2.30	1.624	3.96	(.36)	(1.10)	.37	2.80

Total from Investment Operations	2.41	1.815	4.08	(.27)	(.97)	.63	3.00

Distributions
Dividends from Net Investment Income	(.21)	(.130)	(.08)	(.12)	(.26)	(.18)	(.26)
Distributions from Realized Capital Gains	(.27)	(.065)	(.02)	(.44)	(1.17)	(.84)	(.75)

Total Distributions	(.48)	(.195)	(.10)	(.56)	(1.43)	(1.02)	(1.01)

Net Asset Value, End of Period	$18.01	$16.08	$14.46	$10.48	$11.31	$13.71	$14.10

Total Return**	15.06%	12.64%	39.25%	-2.78%	-7.72%	4.45%	26.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,681	$965	$664	$223	$144	$140	$125
Ratio of Total Expenses
to Average Net Assets+	0.86%††	0.90%††	1.05%	1.19%	1.08%	0.70%	0.71%
Ratio of Net Investment Income
to Average Net Assets	1.47%††	1.47%††	1.14%	0.86%	1.10%	1.88%	1.39%
Portfolio Turnover Rate	54%††	19%	13%	14%	27%	31%	36%

  *The fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
**Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
  †Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.08%, 0.11%, 0.17%, 0.13%, (0.22%), and (0.20%).
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Futures and Forward Currency Contracts: The fund uses S&P 500 Index, S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, MSCI Taiwan Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The primary risk associated with the fund's use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP and, beginning October 25, 2004, Acadian Asset Management, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Marathon Asset Management LLP is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. In accordance with the advisory contract entered into with Acadian Asset Management, Inc. in October 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International All Country World Index beginning October 1, 2005.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the six months ended March 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.28% of the fund's average net assets before an increase of $471,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $205,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.20% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2005, these arrangements reduced the fund's expenses by $23,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2005, the fund realized net foreign currency losses of $70,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassi-fied from accumulated net realized gains to undistributed net investment income.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $281,374,000, consisting of unrealized gains of $309,942,000 on securities that had risen in value since their purchase and $28,568,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Index Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	65	$19,238	$(536)

Dow Jones EURO STOXX 50 Index	137	5,332	(46)

FTSE 100 Index	47	4,364	(46)

Topix Index	32	3,524	(31)

S&P ASX 200 Index	24	1,914	(60)

MSCI Taiwan Index	24	592	4

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount				Unrealized Appreciation
Contract Settlement Date	Receive		Deliver		(Depreciation)

6/22/2005	EUR	4,150	USD	$5,404	$(179)

6/22/2005	GBP	2,333	USD	4,392	(80)

6/15/2005	JPY	381,082	USD	3,584	(88)

6/22/2005	AUD	2,554	USD	1,963	(51)

AUD-Australian dollar.
EUR-Euro.
GBP-British pound.
JPY-Japanese yen.
USD-U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $36,000 resulting from the translation of other assets and liabilities at March 31, 2005.

F. During the six months ended March 31, 2005, the fund purchased $890,965,000 of investment securities and sold $361,140,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2005, was $54,817,000, for which the fund received cash collateral of $57,731,000.

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Global Equity Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*
Based on
Actual Fund Return	$1,000.00	$1,150.64	$4.61

Based on Hypothetical
5% Yearly Return	1,000.00	1,020.64	4.33

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.86%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

• Find out how much to save for retirement and your children's college education—by using our planning tools.

• Learn how to achieve your goals-by reading our PlainTalk® investment guides.

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• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.

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Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•	Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•	Vanguard Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•	Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

•	Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

•	Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

•	Keep your savings on course.
Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

•	Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

•	Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com, Vanguard IRA, PlainTalkand the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com
All other marks are the exclusive property of their respective owners.
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.	Fund Information 800-662-7447
For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 800-662-2739
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 800-523-1036
You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	Text Telephone 800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.
Q1292 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.